As filed with the U.S. Securities and Exchange Commission on April 30, 2026

Securities Act Registration No. 333-

Investment Company Registration No. 811-22710

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

[X]	Registration Statement under the Securities Act of 1933:

[ ]	Pre-Effective Amendment No.

[ ]	Post-Effective Amendment No.

and

[X]	Registration Statement under the Investment Company Act of 1940:

[X]	Amendment No. 22

BLUEROCK PRIVATE REAL ESTATE FUND

Exact Name of Registrant as Specified in the Declaration of Trust

919 Third Avenue, 40th Floor, New York, NY 10022

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(212) 843-1601

Registrant’s Telephone Number, including Area Code

Jason Emala, Esq.

Bluerock Asset Management, LLC

919 Third Avenue, 40th Floor

New York, NY 10022

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Nicole Simon, Esquire	Joel D. Corriero, Esquire
Stradley Ronon Stevens & Young, LLP 100 Park Avenue, Suite 2000 New York, NY 10017	Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, Pennsylvania 19103

Approximate Date of Commencement of Proposed Public Offering:

From time to time after the effective date of this Registration Statement.

[ ] Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

[X] Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

[X] Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

[X] Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

[ ] Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

[ ] when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

[ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective] amendment [registration statement].

[ ] This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _____.

[ ] This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: __.

[ ] This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _____.

Check each box that appropriately characterizes the Registrant:

[X] Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

[ ] Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

[ ] Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

[X] A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

[X] Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

[ ] Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

[ ] If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

[ ] New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

Common Shares
Preferred Shares
Rights to Purchase Common Shares

Bluerock Private Real Estate Fund

The Offering. Bluerock Private Real Estate Fund (the “Fund”) is registering for one or more offerings to be made on an immediate, continuous or delayed basis, common shares (“Common Shares”), preferred shares (“Preferred Shares”), and/or subscription rights to purchase Common Shares (“Rights,” and collectively with Common Shares and Preferred Shares, “Securities”), in any combination. The Fund may offer and sell such Securities directly to one or more purchasers, to or through underwriters, through dealers or agents that the Fund designates from time to time, or through a combination of these methods. The prospectus supplement relating to any offering of Securities will describe such offering, including, as applicable, the names of any underwriters, dealers or agents and information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. The prospectus supplement relating to any Rights offering will set forth the number of Common Shares issuable upon the exercise of each Right (or number of Rights) and the other terms of such Rights offering. For more information about the manners in which the Fund may offer Securities, see “Plan of Distribution.”

The Fund. The Fund is a non-diversified, closed-end management investment company. The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. There can be no assurance that the Fund will achieve its investment objectives or that the Fund’s investment strategies will be successful.

Investing in Securities involves risks, including the risks associated with the Fund’s use of leverage. You could lose some or all of your investment. You should consider carefully these risks together with all of the other information in this Prospectus and any related prospectus supplement before making a decision to purchase any of the Securities. See “Risk Factors” beginning on page 9.

Common Shares are listed on the New York Stock Exchange (the “NYSE”). The trading or “ticker” symbol of the Common Shares is “BPRE.” The closing price of the Common Shares, as reported by the NYSE on April 29, 2026, was $16.53 per Common Share. The net asset value of the Common Shares at the close of business on that same date was $23.52 per Common Share. Preferred Shares and/or Rights issued by the Fund may also be listed on a securities exchange.

* * *

This Prospectus, together with any related prospectus supplement, is intended to concisely provide you, a prospective investor, with information about the Fund that you should know before deciding whether to invest. You are advised to thoroughly and carefully read this Prospectus, together with any related prospectus supplement, and retain it for future reference. Additional information about the Fund is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, including the Fund’s Statement of Additional Information dated April 30, 2026 (the “SAI”). The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link. The SAI, Fund annual and semi-annual reports and other information and shareholder inquiries regarding the Fund may be requested free of charge by writing the Fund at c/o SS&C Global Investor & Distribution Solutions, Inc., PO Box 219445, Kansas City, MO 64121-9445 (the “Transfer Agent” or “SS&C GIDS”), by calling the Transfer Agent toll-free at 1-844-819-8287, or by visiting the Fund’s website at https://bluerock.com/bluerock-private-real-estate-fund. The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus, except to the extent specifically incorporated by reference herein.

The date of this Prospectus is April 30, 2026.

The Securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investment Advisor | Bluerock Fund Advisor, LLC

FORWARD-LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference herein are forward-looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any projections, forecasts or estimates will not materialize or will vary significantly from actual results. Actual results may vary from any projections, forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward-looking statements include changes in interest rates, market, financial or legal uncertainties, including changes in tax law, and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund or any of its affiliates or any other person or entity of the results that will actually be achieved by the Fund. Neither the Fund nor its affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition. The Fund acknowledges that, notwithstanding the foregoing, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as the Fund.

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PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the Securities. You should review the more detailed information contained or incorporated by reference in this prospectus and any related prospectus supplement and in the Statement of Additional Information, particularly the information set forth below under the heading “Risk Factors.”

The Fund

Bluerock Private Real Estate Fund (the “Fund”) is a non-diversified, closed-end management investment company. See “The Fund.” The Fund’s common shares, no value per share (“Common Shares”), are traded on the New York Stock Exchange (the “NYSE”) under the symbol “BPRE.” Preferred Shares and/or Rights issued by the Fund may also be listed on a securities exchange.

The Offering

The Fund is registering for one or more offerings, Common Shares, preferred shares (“Preferred Shares”), and/or subscription rights to purchase Common Shares (“Rights,” and collectively with Common Shares and Preferred Shares, “Securities”), in any combination, on terms to be determined at the time of the offering. The Fund may offer and sell such Securities directly to one or more purchasers, to or through underwriters, through dealers or agents that the Fund designates from time to time, or through a combination of these methods. The prospectus supplement relating to any offering of Securities will describe such offering, including, as applicable, the names of any underwriters, dealers or agents and information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. For more information about the manners in which the Fund may offer Securities, see “Plan of Distribution.” The prospectus supplement relating to any Rights offering will set forth the number of Common Shares issuable upon the exercise of each Right (or number of Rights) and the other terms of such Rights offering. The minimum price on any day at which the Common Shares may be sold will not be less than the NAV per Common Share at the time of the offering plus the per share amount of any underwriting commission or discount; provided that Common Shares offered pursuant to Rights offerings that meet certain conditions may be offered at a price below the then current NAV. See “Rights Offerings.”

The Fund may not sell any Securities through agents, underwriters or dealers without delivery, or deemed delivery, of a prospectus, including the appropriate prospectus supplement, describing the method and terms of the particular offering of such Securities. You should read this Prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

Investment Objectives and Policies

The Fund seeks primarily to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets.

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in private real estate assets and securities, primarily in income producing equity and debt securities. The Fund’s investments may be targeted in any one or more of the many sectors of the real estate market, including but not limited to industrial, multifamily, triple net lease (“NNN”), life sciences, and real estate private credit. The Fund concentrates investments in the real estate industry, meaning that under normal circumstances, it invests over 25% of its assets in real estate industry securities. The Fund may use leverage to the extent permitted by the 1940 Act. Accordingly, the Fund may source leverage through a number of methods including the issuance of “senior securities” as defined under the 1940 Act.

The Fund defines private real estate securities to include the common stock, partnership or similar interests, asset-backed securities, preferred stock, and secured or unsecured debt. Private real estate securities may be issued by a wide variety of entities including: private real estate investment funds managed by institutional investment managers (“Institutional Investment Funds”); non-traded unregistered real estate investment trusts (“Private REITs”); and unregistered funds that invest principally in real estate.

The Fund may invest in issuers of private real estate securities of any credit quality; including fixed-income and preferred securities rated less than investment grade that are sometimes referred to as high yield or “junk bonds.” The Fund may invest in debt securities of any duration or maturity. The Fund may also, to a limited extent, make real estate-related investments other than through private real estate securities.

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The Fund’s real estate industry investment policy is fundamental and may not be changed without shareholder approval. The Fund’s Statement of Additional Information (“SAI”) contains a list of the fundamental and non-fundamental investment policies of the Fund, under the heading “Investment Objectives and Policies.”

Investment Strategy

The Fund pursues its investment objectives using a comprehensive investment strategy, primarily investing in a strategic combination of institutional private real estate investment funds and direct real estate assets.

The Fund is currently focused on the NNN, industrial real estate and private real estate credit sectors which the Advisor believes may offer attractive current and total return over a full market cycle. Each of these asset classes benefit from long-term secular tailwinds, including but not limited to reshoring of U.S. manufacturing activity, continued growth in e-commerce and diversification of supply chain models that prioritize proximity to the customer and a more elevated base rate environment versus the pre-COVID pandemic near-zero interest rates.

The Fund endeavors to enable investors to execute a comprehensive multi-strategy, multi-sector strategy by making a single investment in the Fund, whereas due to the large minimums of many of the Institutional Investment Funds and significant equity requirements for direct real estate, such a strategy may not otherwise be permitted or available to the investor.

Investment Advisor

Bluerock Fund Advisor, LLC was formed on May 11, 2012 and is registered with the SEC as an investment adviser. The Advisor is a subsidiary of Bluerock Enterprise Holdings, LP (together with its affiliates, “Bluerock”). Bluerock is a leading institutional alternative asset manager with more than $20 billion in acquired and managed assets based in New York with regional offices across the United States. Bluerock principals have a collective 100+ years of investing experience with more than $120 billion of real estate and capital markets experience and manage multiple well-recognized real estate private and public company platforms.

Administrator, Accounting Agent and Transfer Agent

ALPS Fund Services, Inc. (the “Administrator”) serves as the Fund’s administrator and accounting agent. SS&C Global Investor & Distribution Solutions, Inc. (the “Transfer Agent” or “SS&C GIDS”) serves as the transfer agent for the Fund’s Common Shares. See “Management of the Fund.”

Use of Leverage

The Fund may use leverage to the extent permitted by the 1940 Act. Accordingly, the Fund may source leverage through a number of methods including the issuance of “senior securities” as defined under the 1940 Act. The Fund may also utilize leverage through borrowing for investment purposes. The Fund currently borrows money under two credit facilities.

Summary of Risks

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Before investing you should consider carefully the risks that you assume when you invest in the Fund’s shares. See “Risk Factors.”

Real Estate Industry Concentration Risk. The Fund will concentrate its investments in real estate related securities, and it may invest in real estate directly. As such, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; (ix) climate change and (x) changes in interest rates and leverage. There are also special risks associated with particular sectors, or real estate operations, including, but not limited to, those risks described below:

Healthcare and Life Sciences Properties. Healthcare and life sciences properties are affected by potential federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, funding for biotech companies and the continued availability of revenue from government reimbursement programs.

Industrial Properties. Industrial properties are affected by downturns in the manufacturing, processing and shipping of goods.

Multifamily Properties. Multifamily properties are affected by adverse economic conditions in the locale, oversupply and rent control laws.

Residential Properties. Residential properties can be significantly affected by the national, regional and local real estate markets. This segment of the real estate industry also is sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. Thus, residential properties can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

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Retail Properties. Retail properties are affected by shifts in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by a downturn in the businesses operated by their tenants.

Hospitality Properties. Hotel properties and other properties in the hospitality real estate sector, such as motels and extended-stay properties, are affected by declines in business and leisure travel.

Shopping Centers. Shopping center properties are affected by changes in the local markets where their properties are located and dependent upon the successful operations and financial condition of their major tenants.

Self-Storage Properties. Self-storage properties are affected by changes to competing local properties, consumer and small business demand for storage space, and the ability of the management team.

Other factors may contribute to the risk of real estate investments:

Development Issues. Real estate development companies in which the Underlying Funds (defined below) or the Fund may invest are affected by construction delays and insufficient tenant demand to occupy newly developed properties.

Lack of Insurance. Certain of the companies in the Fund’s portfolio may fail to carry comprehensive liability, fire, flood, wind or earthquake extended coverage and rental loss insurance, or insurance and may be subject to various policy specifications, limits and deductibles. Due to the prevalence of catastrophic events, the cost of insurance may increase materially.

Dependence on Tenants. The ability of companies in the real estate industry in which the Fund may invest to make distributions to shareholders depends upon the ability of the tenants at their properties to generate enough income in excess of tenant operating expenses to make their lease payments.

Financial Leverage. Companies in the real estate industry in which the Fund may invest may be highly leveraged and financial covenants may affect their ability to operate effectively. The use of floating rate loans may also negatively impact returns in a rising interest rate environment.

Environmental Issues. Owners of properties that may contain hazardous or toxic substances may be responsible for removal or remediation costs. Environmental risk from high winds, hurricanes, fires, flood and extreme heat may also materially affect a property’s value.

Credit Market Conditions. Instability in credit markets can potentially make it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. Conditions in the credit markets may expose borrowers to increased interest expenses for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other events in the credit markets may adversely affect the ability of issuers in whose securities the Fund invests to finance real estate developments and projects or refinance completed projects.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Liquidity Risk. The Fund’s investments are subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Allocation Risk. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Advisor to allocate effectively the Fund’s assets among individual investments and asset classes. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Correlation Risk. The Fund seeks to produce returns that are not correlated to the broader financial markets. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments among different real estate asset classes, the Fund is subject to correlation risk.

Credit Risk. It is possible that issuers of debt securities may not make scheduled interest and principal payments, resulting in losses to the Fund. In addition, the credit quality of securities held may be lowered if an issuer’s financial condition changes and this also may negatively impact the Fund’s returns on investment in such securities.

Return of Capital/Distribution Risk. All or a portion of a distribution may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and thus potentially subjecting the shareholder to future tax consequences in connection with the sale of Fund shares, even if sold at a loss to the shareholder’s original investment.

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Fixed Income Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Recently, interest rates have risen sharply after maintaining historically low levels for a significant period of time. Current conditions may result in an increase in interest rate volatility, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened. Fixed income securities are also subject to default risk.

Institutional Investment Fund Risk. The Fund’s investment in Institutional Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in an Institutional Investment Fund may be higher than if the manager of the Institutional Investment Fund managed the Fund’s assets directly. The performance fees charged by certain Institutional Investment Funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee. Furthermore, Institutional Investment Funds, like the other Underlying Funds in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle, and also may employ leverage such that their returns are more than one times that of their benchmark which could amplify losses suffered by the Fund when compared to unleveraged investments. Shareholders of the Institutional Investment Funds are not entitled to the protections of the 1940 Act. For example, these funds need not have independent boards, shareholder approval of advisory contracts may not be required, may leverage to an unlimited extent, and may engage in joint transactions with affiliates. These characteristics present additional risks for shareholders.

Issuer and Non-Diversification Risk. The value of a specific security can perform differently from the market as a whole for reasons related to the investment manager or issuer, such as management performance, financial leverage and reduced demand for the respective properties and services. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company because as a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.

Lack of Control Over Institutional Investment Funds and Other Portfolio Investments. The Advisor will have no control over the investment decisions made by the manager of any Institutional Investment Fund or other investment vehicle (each, an “Underlying Fund” and together, the “Underlying Funds”) in which it invests. Although the Advisor will evaluate regularly each Underlying Fund and its manager to determine whether their respective investment programs are consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by any Underlying Fund. Even though the Underlying Funds are subject to certain constraints, the managers may change aspects of their investment strategies. The managers may do so at any time (for example, such change may occur immediately after providing the Advisor with the quarterly unaudited financial information for an Institutional Investment Fund). The Advisor may reallocate the Fund’s investments among the Underlying Funds, but the Advisor’s ability to do so may be constrained by the withdrawal limitations imposed by certain of the Underlying Funds, which may prevent the Fund from reacting rapidly to market changes should an Underlying Fund fail to effect portfolio changes consistent with such market changes and the demands of the Advisor. Such withdrawal limitations may also restrict the Advisor’s ability to terminate investments in Underlying Funds that are poorly performing or have otherwise had adverse changes. The Advisor will be dependent on information provided by the Underlying Fund, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Advisor’s ability to manage the Fund’s investment portfolio in accordance with its investment objectives.

Leveraging Risk. The use of leverage, such as borrowing money to purchase securities or otherwise invest the Fund’s assets, will cause the Fund to incur additional expenses and may significantly magnify the Fund’s losses in the event of adverse performance of the Fund’s underlying investments. In addition to any borrowing utilized by the Fund, the Underlying Funds in which the Fund invests may utilize leverage, subject to the limitations of their charters and operative documents. Leverage by Underlying Funds and/or the Fund has the effect of potentially increasing losses. In addition, interest rates (including benchmarks like Secured Overnight Financing Rate (“SOFR”) and the spreads to such benchmarks charged by lenders) are highly sensitive to external factors outside a borrower’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. During periods of increased interest rates, borrowing costs of the Fund will likely increase and may adversely affect the Fund’s performance.

Management Risk. The judgments of the Advisor about the attractiveness, value and potential appreciation of particular real estate segment and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Possible Competition Between Underlying Funds and Between the Fund and the Underlying Funds. The Underlying Funds operate independently of each other and may pursue investment strategies that “compete” with each other for execution or that cause the Fund to participate in positions that offset each other (in which case the Fund would bear its pro rata share of commissions and fees without the potential for a profit). Also, the Fund’s investments in any particular Underlying Fund could increase the level of competition for the same investments that other Underlying Funds might otherwise make, including the priorities of order entry. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Advisor’s strategy.

Preferred Securities Risk. Preferred securities are subject to credit risk and interest rate risk. Interest rate risk is, in general, that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

REIT Risk. The value of investments in REIT shares may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Also, qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that an entity in which the Fund invests with the expectation

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that it will be taxed as a REIT will, in fact, qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, the Fund is subject to the risk that geopolitical and other similar events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets.

Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the performance, value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Valuation of Institutional Investment Funds. Institutional Investment Funds are not publicly traded and the Fund relies on information provided by the institutional asset manager to determine the value of the Fund’s investment therein. The valuation provided by an institutional asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. To determine the value of the Fund’s investment in Institutional Investment Funds, the Advisor considers, among other things, information provided by the Institutional Investment Funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Advisor’s ability to value accurately the Fund’s shares.

U.S. Federal Income Tax

The Fund has elected to be treated, and intends to qualify each year, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify for the favorable U.S. federal income tax treatment generally accorded to a RIC under Subchapter M of the Code the Fund must, among other requirements, derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income (including its net capital gain) would be subject to tax at the 21% regular corporate rate without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Distribution Policy

The Fund’s distribution policy is to make monthly distributions to shareholders. The level of distributions (including any return of capital) is not fixed. However, this distribution policy is subject to change. The Fund has a dividend reinvestment policy. Shareholders must make an affirmative election to “opt in” to participate in the dividend reinvestment policy. Shareholders who “opt in” will have all their distributions reinvested in additional shares under the Fund’s dividend reinvestment policy. Shareholders who do not “opt in” to participate in the Fund’s dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See “Dividend Reinvestment Policy.”

Use of Proceeds

Unless otherwise specified in a prospectus supplement, the Fund will use the net proceeds from any offering of Securities in accordance with the Fund’s investment objective and policies as soon as practicable after receipt. See “Use of Proceeds”.

Custodian

UMB Bank, N.A. (“UMB Bank”) serves as the custodian for the Fund. See “Management of the Fund.”

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SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses
Maximum Sales Load (as a percent of offering price)	—%*
Maximum Early Withdrawal Charge (as a percent of original purchase price)	—%*

*

The applicable prospectus supplement will disclose the Maximum Sales Load (as a percent of offering price) and the Maximum Early Withdrawal Charge (as a percent of original purchase price) and any other shareholder transaction expenses.

Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	1.50%
Other Expenses
Shareholder Servicing Fee	None
Distribution Fee	None
Remaining Other Expenses	0.32%
Interest Payments on Borrowed Funds[1]	1.71%
Acquired Fund Fees and Expenses	0.01%
Total Annual Expenses	3.54%

[1]	The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of borrowings and variations in market interest rates.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$354	$1,083	$1,833	$3,808

The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

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FINANCIAL HIGHLIGHTS

The Fund’s financial highlights for the fiscal years ended September 30, 2025, September 30, 2024, September 30, 2023, September 30, 2022, and September 30, 2021, are incorporated by reference from the Fund’s Annual Report for the fiscal year ended September 30, 2025 (File No. 811-22710), as filed with the SEC on Form N-CSR on December 8, 2025. The financial highlights for the fiscal years ended September 30, 2025, September 30, 2024 and September 30, 2024, have been derived from financial statements audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, for the last three fiscal years. The information for the fiscal years ended prior to August 31, 2023, was audited by the Fund’s previous independent registered public accounting firm. The Fund’s financial highlights for the fiscal years ended September 30, 2020, September 30, 2019, September 30, 2018, September 30, 2017, and September 30, 2016, are incorporated by reference from the Fund’s Annual Report for the fiscal year ended September 30, 2020 (File No. 811-22710), as filed with the SEC on Form N-CSR on December 7, 2020.

TRADING AND NET ASSET VALUE INFORMATION

The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares reported as of the end of the day on the NYSE, (ii) the corresponding NAV per share, and (iii) the premium/(discount) to NAV per share at which the Common Shares were trading as of such date. The Fund’s Common Shares have a limited trading history and, while the Common Shares have previously traded at a discount, the Fund cannot predict whether its Common Shares will trade at a premium or discount to NAV in the future.

	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price
Fiscal Quarter Ended	High	Low	High	Low	High	Low
March 2026	$24.37	$23.68	$18.11	$14.71	(24.3)%	(39.6)%
December 2025*	$16.71	$14.10	$24.36	$24.37	(31.4)%	(42.1)%

*

The Fund’s shares began trading on the NYSE on December 16, 2025. Prior to December 15, 2025, the Fund was not listed on an exchange and made quarterly repurchase offers in accordance with Rule 23c-3 under the 1940 Act.

The net asset value per Common Share, the market price, and percentage of premium/(discount) to net asset value per Common Share on April 29, 2026 were $23.52, $16.53 and 29.72%, respectively. As of April 7, 2026, the Fund had 143,044,372 Common Shares outstanding and net assets applicable to Common Shares of $3,384,707,179.49.

THE FUND

The Fund is a non-diversified, closed-end management investment company that is registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on May 25, 2012. The Fund’s Common Shares commenced trading on the NYSE on December 16, 2025 under the symbol “BPRE”. The Fund’s principal office is located at 919 Third Avenue, 40th Floor, New York, NY 10022, and its telephone number is 1-844-819-8287.

The following provides information about the Fund’s outstanding Common Shares and Preferred Shares as of April 7, 2026:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common Shares	Unlimited	0	143,044,372
Preferred Shares	Unlimited	0	0

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, the net proceeds of any offering of Securities, after payment of the sales load (if applicable) and other associated expenses, will be invested in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after receipt. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in money market or short-term fixed-income mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s assets would earn interest income at a modest rate.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective and Policies

The Fund seeks primarily to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets.

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in private real estate assets and securities, primarily in income producing equity and debt securities. The Fund’s investments may be targeted in any one or more of the many sectors of the real estate market, including but not limited to industrial, multifamily, NNN, life sciences, and real estate private credit. The Fund concentrates investments in the real

8

estate industry, meaning that under normal circumstances, it invests over 25% of its assets in real estate industry securities. The Fund may use leverage to the extent permitted by the 1940 Act. Accordingly, the Fund may source leverage through a number of methods including the issuance of “senior securities” as defined under the 1940 Act.

The Fund defines private real estate securities to include the common stock, partnership or similar interests, asset-backed securities, preferred stock, and secured or unsecured debt. Private real estate securities may be issued by a wide variety of entities including: private real estate investment funds managed by institutional investment managers (“Institutional Investment Funds”); non-traded unregistered real estate investment trusts (“Private REITs”); and unregistered funds that invest principally in real estate.

The Fund may invest in issuers of private real estate securities of any credit quality; including fixed-income and preferred securities rated less than investment grade that are sometimes referred to as high yield or “junk bonds.” The Fund may invest in debt securities of any duration or maturity. The Fund may also, to a limited extent, make real estate-related investments other than through private real estate securities.

The Fund’s real estate industry investment policy is fundamental and may not be changed without shareholder approval. The Fund’s Statement of Additional Information (“SAI”) contains a list of the fundamental and non-fundamental investment policies of the Fund, under the heading “Investment Objectives and Policies.”

Fund’s Investment Portfolio

The Fund pursues its investment objectives using a comprehensive investment strategy, primarily investing in a strategic combination of institutional private real estate investment funds and direct real estate assets.

Institutional Investment Funds. Institutional Investment Funds are real estate investment funds managed by institutional investment managers with expertise in managing portfolios of real estate and real estate-related securities. Many Institutional Investment Funds have large minimum investment requirements and stringent investor qualification criteria intended to limit their direct investors to mainly institutions such as endowments and pension funds. It is the intent of the Fund to provide an element of the endowment model of investing to individual investors by permitting access to a portfolio of Institutional Investment Funds with diversification across multiple strategies, managers and sectors.

Investment criteria will include evaluating a combination of strength of the sponsor and management; prior investment performance of the target fund as well as the performance of other funds managed by the sponsor; the attractiveness of the property sectors and geographical allocations of the fund; expected stability of income; expected capital appreciation, and target leverage levels.

Direct Private Real Estate Investments: The Fund may invest in individual properties through joint ventures with institutional partners. The Advisor believes that these direct private real estate investments will supplement the Fund’s existing investments in Institutional Investment Funds by providing the Fund with the ability to invest in asset classes not available in the core fund universe and to curate bespoke sub-strategies within an asset class (e.g. location focused or sub-sector focused).

Investment criteria will include evaluating sponsor and operating partner qualifications, asset-level fundamentals, sector and geographic exposure, business plan credibility, downside protection, expected capital appreciation and target leverage.

Real Estate Related Credit Investments. The Fund may invest in real estate related direct credit including first and second mortgage loans, mezzanine loans, preferred equity and other structured investments. The Advisor believes that these real estate related credit investments will supplement the Fund’s existing investment in Institutional Investment Funds by providing the Fund access to additional current income and increased risk-adjusted returns.

Investment criteria will include evaluating sponsor qualifications, collateral quality, capital structure and attachment point, income profile and yield stability, repayment visibility, downside protection, target leverage and risk-adjusted return profile.

Additional Information Regarding Investment Strategy

The Fund will hold its Direct Private Real Estate Investments and certain of its Real Estate Related Credit Investments through one or more REIT subsidiaries.

The Fund may, from time to time, in attempting to respond to adverse market, economic, political or other similar conditions, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy. During such times, the Advisor may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Advisor may invest the Fund’s cash balances in any investments it deems appropriate. The Advisor expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market mutual funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Advisor and the Fund’s Portfolio Managers are subjective.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor if the Advisor determines that portfolio changes are appropriate. Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Advisor, investment considerations warrant such action. These policies may have the effect of increasing the

9

annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “Tax Status” in the Fund’s SAI.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income. See “Tax Matters.”

RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund you should consider carefully the following risks. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.

Real Estate Industry Concentration Risk. Because the Fund will concentrate its investments in real estate related securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. In addition, the Fund may invest in real estate equity or debt and therefore may be subject to risks similar to those associated with direct investment in real property. The value of the Fund’s shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; (ix) climate change and (x) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

There are also special risks associated with particular sectors, or real estate operations, including, but not limited to, those risks described below:

Healthcare and Life Sciences Properties. Healthcare and life sciences properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, funding for biotech companies, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Industrial Properties. Industrial properties are affected by the overall health of the economy and other factors such as downturns in the manufacturing, processing and shipping of goods.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage interest rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Residential Properties. Residential properties can be significantly affected by the national, regional and local real estate markets. This segment of the real estate industry also is sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. Thus, residential properties can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Hospitality Properties. The risks of hotel, motel and similar hospitality properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Shopping Centers. Shopping center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases, a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss, including the loss of revenue from smaller tenants with co-tenancy rights. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into

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new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

Development Issues. Certain real estate companies in which the Fund directly or indirectly invests (“portfolio companies”) may engage in the development or construction of real estate properties. Portfolio companies are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

Lack of Insurance. Certain of the portfolio companies in the Fund’s portfolio may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Due to the prevalence of catastrophic events, the cost of insurance may increase materially. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund’s investment performance.

Dependence on Tenants. The value of the Fund’s portfolio companies’ properties and the ability of these companies to make distributions to their shareholders depends upon the ability of the tenants at the properties to generate enough income in excess of their tenant operating expenses to make their lease payments. Changes beyond the control of our portfolio companies may adversely affect their tenants’ ability to make their lease payments and, in such event, would substantially reduce both their income from operations and ability to make distributions to our portfolio companies and, consequently, the Fund.

Financial Leverage. Companies in the real estate industry may be highly leveraged and financial covenants may affect their ability to operate effectively. The use of floating rate loans may also negatively impact returns in a rising interest rate environment.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced. Environmental risk from high winds, hurricanes, fires, flood and extreme heat may also materially affect a property’s value.

Credit Market Conditions. Instability in credit markets can potentially make it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. Conditions in the credit markets may expose borrowers to increased interest expenses for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other events in the credit markets may adversely affect the ability of issuers in whose securities the Fund invests to finance real estate developments and projects or refinance completed projects.

This may also adversely affect the price at which portfolio companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments may potentially adversely affect the broader economy, which in turn may adversely affect the real estate markets. Additionally, such developments could reduce the Fund’s investment opportunities.

Market Discount from Net Asset Value Risk. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Liquidity Risk. The Fund’s investments are subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Allocation Risk. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Advisor to allocate effectively the Fund’s assets among individual investments and asset classes. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objectives or delivering positive returns.

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Correlation Risk. The Fund seeks to produce returns that are not correlated to the broader financial markets. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments among different asset classes, the fund is subject to correlation risk.

Credit Risk. There is a risk that debt issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Return of Capital/Distribution Risk. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Return of capital is the portion of a distribution that is a return of your original investment dollars in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares thus potentially subjecting the shareholder to future tax consequences in connection with the sale of Fund shares, even if sold at a loss to the shareholder’s original investment.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Recently, interest rates have risen sharply after maintaining historically low levels for a significant period of time. Current conditions may result in an increase in interest rate volatility, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Institutional Investment Fund Risk. The Fund’s investment in Institutional Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in an Institutional Investment Fund may be higher than if the manager of the Institutional Investment Fund, managed the Fund’s assets directly. The incentive fees charged by certain Institutional Investment Funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of an incentive fee. The Funds are not publicly traded and therefore may not be as liquid as other types of investments. Furthermore, Institutional Investment Funds, like the other Underlying Funds in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle and also may employ leverage such that their returns are more than one times that of their benchmark which will amplify losses suffered by the Fund when compared to unleveraged investments. For example, these Funds need not have independent boards, shareholder approval of advisory contracts may not be required, may leverage to an unlimited extent, and may engage in joint transactions with affiliates.

Issuer and Non-Diversification Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the respective properties and services.

Lack of Control Over Institutional Investment Funds and Other Portfolio Investments. The Advisor will have no control over the investment decisions made by the manager of any Underlying Fund. Although the Advisor will evaluate regularly each Underlying Fund and its manager to determine whether their respective investment programs are consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by any Underlying Fund. Even though the Underlying Funds are subject to certain constraints, the managers may change aspects of their investment strategies. The managers may do so at any time (for example, such change may occur immediately after providing the Advisor with the quarterly unaudited financial information for an Institutional Investment Fund). The Advisor may reallocate the Fund’s investments among the Underlying Funds, but the Advisor’s ability to do so may be constrained by the withdrawal limitations imposed by certain Underlying Funds, which may prevent the Fund from reacting rapidly to market changes should an Underlying Fund fail to effect portfolio changes consistent with such market changes and the demands of the Advisor. Such withdrawal limitations may also restrict the Advisor’s ability to terminate investments in Underlying Funds that are poorly performing or have otherwise had adverse changes. The Advisor will be dependent on information provided by the Underlying Fund, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Advisor’s ability to manage the Fund’s investment portfolio in accordance with its investment objectives.

Leveraging Risk. The use of leverage, such as borrowing money to purchase securities or otherwise invest the Fund’s assets, will cause the Fund to incur additional expenses and may significantly magnify the Fund’s losses in the event of adverse performance of the Fund’s underlying investments. In addition to any borrowing utilized by the Fund, the Underlying Funds in which the Fund invests may utilize leverage, subject to the limitations of their charters and operative documents. Leverage by Underlying Funds and/or the Fund has the effect of potentially increasing losses. In addition, interest rates (including benchmarks like SOFR and the spreads to such benchmarks charged by lenders) are highly sensitive to external factors outside a borrower’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. During periods of increased interest rates, borrowing costs of the Fund will likely increase and may adversely affect the Fund’s performance.

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Management Risk. The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The Advisor’s judgments about the attractiveness, value and potential appreciation of particular real estate segment and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Possible Competition Between Underlying Funds and Between the Fund and the Underlying Funds. The Underlying Funds operate independently of each other and may pursue investment strategies that “compete” with each other for execution or that cause the Fund to participate in positions that offset each other (in which case the Fund would bear its pro rata share of commissions and fees without the potential for a profit). Also, the Fund’s investments in any particular Underlying Fund could increase the level of competition for the same investments that other Underlying Funds might otherwise make, including the priorities of order entry. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Advisor’s strategy.

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights. Interest rate risk is, in general, that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become. Holders or preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

REIT Risk. Investments (directly or indirectly) in REITs will subject the Fund to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that an entity in which the Fund invests with the expectation that it will be taxed as a REIT will, in fact, qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “Tax Matters.” The Fund’s investments in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a nontaxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Fund’s shares, such shareholder will generally recognize a capital gain. The Fund does not have any investment restrictions with respect to investments in REITs.

Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, the Fund is subject to the risk that geopolitical and other similar events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets.

Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the performance, value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Valuation of Institutional Investment Funds. The Fund’s ownership interests in Institutional Investment Funds are not publicly traded and the Fund will rely on the institutional asset manager to a Private Investment Fund to provide a valuation of the Fund’s investment. Moreover, the valuation of the Fund’s investment in an Institutional Investment Fund, as provided by an institutional asset manager as of a specific date, may vary from the fair value of the investment that may be obtained if such investment were sold to a

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third party. For information about the value of the Fund’s investment in Institutional Investment Funds, the Advisor will be dependent on information provided by the Institutional Investment Funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Advisor’s ability to accurately value the Fund’s shares.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Advisor. The Board is comprised of six trustees. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment advisor. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the Statement of Additional Information.

Investment Advisor

Bluerock Fund Advisors, LLC, located at 919 Third Avenue, 40th Floor, New York, NY 10022, serves as the Fund’s investment advisor. The Advisor is registered with the SEC as an investment advisor under the Advisers Act. The Advisor is a Delaware limited liability company formed on May 11, 2012.

Under the general supervision of the Fund’s Board, and pursuant to the terms of the Investment Management Agreement with the Fund, the Advisor will provide the Fund with investment advice, will furnish a continuous investment program with respect to the Fund, and determine which securities should be purchased, sold or exchanged and which portion of the Fund’s assets will be held uninvested. In addition, the Advisor will furnish such reports, evaluations, information or analyses as the Board may request from time to time and advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board regarding the conduct of the business of the Trust. In return for these investment services, the Fund has agreed to pay the Advisor, as compensation under the Investment Management Agreement, a monthly fee computed at the annual rate of 1.50% of the daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s Investment Management Agreement with the Advisor is available annually in the Fund’s March 31 semi-annual report to shareholders.

The Advisor will also furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Advisor will compensate all Advisor personnel who provide services to the Fund.

Affiliated Brokerage

Bluerock Capital Markets, LLC (“BCM”), a registered broker-dealer and an affiliate of the Advisor, may receive commissions on the sale of the Fund’s shares.

Advisor’s Investment Committee

The Advisor has established an Investment Committee comprised of three persons (the “Committee”) responsible for: setting overall investment policies and strategies of the Advisor; approval of investments being considered by the Fund; establishing allocation targets for the investment portfolio of the Fund and generally overseeing the activities of the Advisor’s Portfolio Managers (see below).

The members of the Committee, and their professional background and experience, are as follows:

R. Ramin Kamfar — Mr. Kamfar has served as a member of the Investment Committee and as Chairman of the Advisor since the inception of the Advisor in 2012. In addition, Mr. Kamfar is the founder of and serves as the Chairman and Chief Executive Officer of Bluerock Real Estate, LLC (“BRRE”), since its founding in October 2002. Mr. Kamfar served as Chairman and CEO of Bluerock Residential Growth REIT, a publicly traded REIT listed on the NYSE American (“BRG”), since its founding in 2009 until its sale in 2022. Mr. Kamfar currently serves as Chairman and CEO of Bluerock Homes Trust, a publicly traded REIT listed on the NYSE American (“BHM”) since its spin-off from BRG in 2022, as well as Chairman of Bluerock Asset Management, LLC since 2018. Mr. Kamfar started his career as an investment banker at Lehman Brothers Inc. in 1988, and has 30 years of experience in various aspects of real estate, mergers and acquisitions, private equity investing, investment banking, and public and private financings. Mr. Kamfar received an M.B.A. degree with distinction in Finance in 1988 from The Wharton School of the University of Pennsylvania, and a B.S. degree with distinction in Finance in 1985 from the University of Maryland, College Park.

Jordan B. Ruddy — Mr. Ruddy currently serves as Portfolio Manager of the Fund. Mr. Ruddy has served as a member of the Investment Committee and as President of the Advisor since the inception of the Advisor in 2012. Mr. Ruddy also serves as president of Bluerock Asset Management, LLC. Mr. Ruddy served in several senior capacities of BRG from its founding in 2009 until its sale in 2022 and currently serves as President of BHM. Mr. Ruddy brings approximately 30 years of institutional real estate investment experience working with some of leading public and private firms in the industry. Prior to joining Bluerock, Mr. Ruddy served as a

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real estate investment banker at Banc of America Securities LLC, and at Smith Barney Inc. and at JP Morgan Chase (previously the Chase Manhattan Bank), and as Vice President of Amerimar Enterprises, a real estate company specializing in value-added investments nationwide. Mr. Ruddy received an M.B.A. degree in Finance and Real Estate in 1995 from The Wharton School of the University of Pennsylvania, and a B.S. degree with high honors in Economics in 1986 from the London School of Economics.

Ryan MacDonald — Mr. MacDonald has served as a member of the Investment Committee of the Advisor since January 2018. Mr. MacDonald currently serves as Chief Investment Officer for BHM and of BRRE and certain of its affiliates and as Portfolio Manager of the Fund. Mr. MacDonald served in a variety of senior capacities for BRG, including Chief Investment Officer from 2020 until its sale. Since joining Bluerock in 2008, Mr. MacDonald is responsible for sourcing, underwriting, structuring, financing and closing of all of Bluerock’s real estate investments and dispositions. To date with Bluerock, Mr. MacDonald has been involved with real estate transactions with an aggregate value of approximately $11 billion. Prior to joining Bluerock, Mr. MacDonald was an Investment Analyst for PNC Realty Investors. Mr. MacDonald received a B.A. in Economics from the University of Maryland, College Park.

Portfolio Managers

Subject to the Committee’s oversight, Jordan B. Ruddy, a member of the Committee, and Ryan MacDonald serve as the Fund’s Portfolio Managers and oversee the day-to-day investment operations of the Fund. Mr Ruddy has served as a Portfolio Manager to the Fund since October 2013 and Mr. MacDonald has served as a Portfolio Manager to the Fund since August 2025.

Jordan B. Ruddy — Mr. Ruddy’s biographical information is presented above.

Ryan MacDonald — Mr. MacDonald’s biographical information is presented above.

The Statement of Additional Information provides additional information about each Portfolio Manager’s compensation, other accounts managed and ownership of Fund shares.

Administrator, Accounting Agent and Transfer Agent

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as Administrator and Accounting Agent for the Fund. For the services rendered to the Fund by ALPS, the Fund pays ALPS the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets for fund administration and fund accounting services. SS&C GIDS, located at PO Box 219445, Kansas City, MO 64121-9445, serves as the Transfer Agent for the Fund’s Common Shares and for such services the Fund pays the Transfer Agent separate fees.

Custodian

UMB Bank, N.A (“UMB Bank” or the “Custodian”), with principal offices at 1010 Grand Boulevard, Kansas City, Missouri 64106, serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custody Agreement, UMB Bank holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Fund Expenses

The Advisor is obligated to pay the compensation and expenses of its officers and employees rendering services to the Fund pursuant to the Investment Management Agreement.

The Administrator is obligated to pay expenses associated with providing the services contemplated by a Fund Services Administration Agreement (administration and accounting services), including compensation of and office space for its officers and employees employed in providing these services to the Fund.

The Fund pays all other expenses incurred in the operation of the Fund including, among other things, (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodian and transfer agent in connection with the Fund’s dividend reinvestment policy, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund’s officers and Trustees, (viii) errors and omissions insurance for the Fund’s officers and Trustees, (ix) brokerage costs, (x) taxes, (xi) servicing fees and (xii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

The Board has authorized the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. The control persons (if any) and principal shareholders who were known by the Fund as of April 7, 2026 are listed in the chart below. Each shareholder listed below is a record shareholder, holding shares for the benefit of others.

Name and Address	Shares Owned	Percentage of Class
None	None	None

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As of April 7, 2026, the Trustees and officers, as a group, owned less than 1.00% of the shares of the Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value of shares of the Fund is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations as of the last quoted sales price on the security’s primary exchange. If market quotations are not readily available, as in the case with substantially all of the Fund’s investments, securities are valued at fair value as determined in good faith by the Advisor, in its capacity as the Board’s valuation designee, pursuant to Rule 2a-5 under the 1940 Act, as described below. As a general matter, fair value represents the amount that the Fund could reasonably expect to receive if the Fund’s investment in the security were sold in an orderly transaction between market participants at the time of valuation, based on information reasonably available at the time the valuation is made and that the Advisor believes to be reliable. As the valuation designee, the Advisor acts under the Board’s oversight. The Board and the Advisor may enlist third party service providers, such as pricing services, broker-dealers or valuation firms, on an as-needed basis to assist in determining a security-specific fair value. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, the Advisor, may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security and the recommendation of the Fund’s Portfolio Managers. The Advisor may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer. The Advisor will attempt to obtain current information to value all fair valued securities, but it is anticipated that the entities in which the Fund invests will report information no more regularly than on a quarterly basis.

The Advisor, with the assistance of other parties, will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any.

The Fund may use a third-party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of shares outstanding.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Advisor, as valuation designee, shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the NASDAQ official closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Advisor deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Advisor believes reflect most closely the value of such securities.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”, if any). The Advisor has adopted policies and procedures and have structured their Portfolio Managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

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DISTRIBUTION POLICY

Monthly Distribution Policy

The Fund’s distribution policy is to make monthly distributions to shareholders. The level of quarterly distributions (including any return of capital) is not fixed. However, this distribution policy is subject to change. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits, which may not be the case. The Fund invests primarily in real estate related investments and as a result of the tax characteristics of real estate investments, the distributions received by the Fund from its underlying investments are often classified as a return of capital. As a result, all or a portion of a distribution from the Fund will likely consist of a return of capital for tax purposes. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares. Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the Investment Company Act of 1940, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

The distribution rate may be modified by the Board from time to time. If, for any monthly distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

The Fund has a dividend reinvestment policy. Shareholders must make an affirmative election to “opt in” to participate in the dividend reinvestment policy. See “Dividend Reinvestment Policy.”

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit. The Fund’s notices pursuant to Section 19(a) are available on its website at https://bluerock.com/bluerock-private-real-estate-fund/investor-relations/.

The Board reserves the right to change the monthly distribution policy from time to time.

DIVIDEND REINVESTMENT POLICY

The Fund operates under a dividend reinvestment policy (“DRP”) administered by the Transfer Agent. Pursuant to the DRP, the registered owner of the Fund’s shares can “opt in” to participate in the DRP by contacting the Fund’s Transfer Agent, SS&C GIDS (“SS&C”) in writing at SS&C GIDS, PO Box 219445, Kansas City, MO 64121-9445. Shareholders who “opt in” to participate in the DRP will have all dividends declared on the Fund’s shares automatically reinvested in additional shares by SS&C. The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If SS&C (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by DRP participants.

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Shareholders who do not “opt in” to participate in the DRP will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record. You may change your distribution option or withdraw from the DRP at any time, should your needs or situation change.

All correspondence or questions concerning the DRP should be directed to the Fund’s Transfer Agent in writing at Bluerock Private Real Estate Fund, c/o SS&C GIDS, PO Box 219445, Kansas City, MO 64121-9445. Certain transactions can be performed by calling the toll-free number 1-844-819-8287.

TAX MATTERS

The following information is meant as a general summary for U.S. common shareholders. Please see the SAI for additional information. Investors should rely on their own tax adviser for advice about the particular U.S. federal, state and local tax consequences to them of investing in the Fund. This summary does not discuss the tax consequences of an investment in Rights or Preferred Shares. The tax consequences of such an investment will be discussed in the relevant prospectus supplement.

The Fund has elected and intends to qualify each year to be treated as a RIC under Subchapter M of the Internal Revenue Code. In order to qualify for treatment as a RIC, the Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. Provided that the Fund timely distributes its income it is not expected to be subject to U.S. federal income tax. Dividends paid out of the Fund’s investment company taxable income (which includes dividends the Fund receives, interest income and net short-term capital gain) will generally be taxable to shareholders as ordinary income, except as described below with respect to qualified dividend income. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains for non-corporate shareholders are currently taxable at a maximum U.S. federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. Distributions derived from qualified dividend income and received by a non- corporate shareholder will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a shareholder to be qualified dividend income, the Fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the non-corporate shareholder must meet certain holding period and other requirements with respect to its shares of the Fund. Taxable distributions are taxable whether or not such distributions are reinvested in the Fund. Dividend distributions may be subject to state and local taxation, depending on a shareholder’s situation. The Fund’s investment strategies may significantly limit its ability to make distributions eligible to be reported as qualified dividend income or for the dividends-received deduction for corporate shareholders. While the Fund may invest in municipal securities the interest income from which is exempt from regular U.S. federal income tax, the Fund does not expect to satisfy the requirements to pay exempt-interest dividends to shareholders.

If the Fund’s total distributions exceed both the current taxable year’s earnings and profits and accumulated earnings and profits from prior years, the excess generally will be treated as a tax-free return of capital up to and including the amount of a shareholder’s tax basis in its shares of the Fund, and thereafter as capital gain. Upon a sale of shares of the Fund, the amount, if any, by which the sales price exceeds the basis in the shares of the Fund is gain subject to U.S. federal income tax. Because a return of capital reduces basis in the shares of the Fund, it will increase the amount of gain or decrease the amount of loss on a shareholder’s subsequent disposition of the shares of the Fund.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax in any taxable year provided that it meets certain distribution requirements. The Fund may retain for investment some (or all) of its net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will be subject to tax at the regular corporate rate on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the U.S. federal income tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Unless a shareholder’s investment in the Fund is through a tax-exempt entity or tax deferred retirement account, such as a 401(k) plan, the shareholder will normally have to pay U.S. federal income taxes, and any applicable state or local taxes, on the dividends and other distributions the shareholder receives from the Fund, whether it takes the distributions in cash or reinvest them in additional shares.

If the Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Fund’s ability to make distributions on its Common Shares and/or Preferred Shares, if any, until the asset coverage is restored. These limitations could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to a nondeductible 4% U.S. federal excise tax. The Fund endeavors to avoid restrictions on its ability to distribute dividends.

Dividends declared by the Fund in October, November or December, payable to shareholders of record in such a month, and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

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Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. In addition, any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value, or below adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount. Because the income required to be recognized by the Fund as a result of the OID and/or market discount rules may not be matched by a corresponding cash payment to the Fund, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders in order to qualify for treatment as a RIC and eliminate taxes at the Fund level.

Each shareholder will receive an annual statement summarizing the U.S. federal income tax status of all distributions.

Unless your investment in the Fund is through a tax-exempt entity or tax deferred retirement account, the repurchase, sale or exchange of Common Shares normally will result in capital gain or loss to shareholders of Common Shares who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently taxed at rates of up to 20%. Short-term capital gains and other ordinary income are taxed to non-corporate taxpayers at ordinary income rates. If a shareholder sells or otherwise disposes of Common Shares before holding them for six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the common shareholder of long-term capital gain (including any amount credited to the common shareholder as undistributed capital gain). Any loss realized by a shareholder on the disposition of shares held 6 months or less is disallowed to the extent of the amount of exempt-interest dividends received by the shareholder with respect to Common Shares. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by substantially identical shares of the Fund (including shares acquired by reason of participation in the Plan) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares, or to the extent the shareholder enters into a contract or option to repurchase shares within such period. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

The Fund may be required to withhold (as “backup withholding”) U.S. federal income tax for distributions (including exempt-interest dividends) and repurchase proceeds payable to a shareholder if the shareholder fails to provide the Fund with the shareholder’s correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the Internal Revenue Service (“IRS”) that the shareholder is subject to backup withholding. The backup withholding rate is 24%. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Fund may invest in other instruments the U.S. federal income tax treatment of which is uncertain or subject to re-characterization by the IRS. To the extent the tax treatment of such instruments or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell instruments, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code. Shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular consequences to them of an investment in the Fund.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on May 25, 2012. The Trustees are authorized to issue an unlimited number of shares.

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. The Common Shares are listed on the NYSE and trade under the ticker symbol “BPRE”. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board. The Fund currently intends to make dividend distributions to its shareholders no less frequently than monthly. If the registered owner of shares “opts in” to participate in the Fund’s DRP, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the Fund. If a shareholder does not “opt in” to participate in the DRP, they will receive all distributions in cash. See “Dividend Reinvestment Policy.” The 1940 Act may limit the payment of dividends to the holders of shares. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, upon written request to the Fund’s Transfer Agent, a share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Fund’s Transfer Agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide

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gift, will be reflected by bookkeeping entry, without physical delivery. The Fund’s Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

The Fund’s Preferred Shares, if any, will be issued pursuant to a Statement that sets forth certain voting and consent rights of the holders of such Shares, including with respect to certain actions that would affect the preferences, rights, or powers of such class or series or the authorization or issuance of any class or series ranking prior to the Preferred Shares.

RIGHTS OFFERINGS

The Fund may in the future, and at its discretion, choose to make offerings of Rights to its shareholders to purchase Common Shares. Rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the rights. In connection with a Rights offering to shareholders, the Fund would distribute certificates or other documentation evidencing the Rights and a prospectus supplement to the Fund’s shareholders as of the record date that the Fund sets for determining the shareholders eligible to receive Rights in such Rights offering. Any such future Rights offering will be made in accordance with the 1940 Act and, to the extent such Rights are transferable, will comply with applicable interpretations of the SEC or its staff, as such interpretations may be modified in the future, which currently require that: (i) the Fund’s Board of Trustees make a good faith determination that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the Rights for use by shareholders who do not exercise such Rights; and (iv) the ratio of such transferable Rights offering does not exceed one new share for each three rights held.

The applicable prospectus supplement would describe the following terms of the Rights (to the extent each is applicable) in respect of which this Prospectus is being delivered:

●	the period of time the offering would remain open;

●	the underwriter or distributor, if any, of the Rights and any associated underwriting fees or discounts applicable to purchases of the Rights;

●	the title of such Rights;

●	the exercise price for such Rights (or method of calculation thereof);

●	the number of such Rights issued in respect of each share;

●	the number of Rights required to purchase a single share

●	the extent to which such Rights are transferable and the market on which they may be traded if they are transferable;

●	if such Rights are transferable, a discussion regarding the Board’s basis for determining that such offering would result in a net benefit to existing shareholders;

●	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such Rights;

●	the date on which the right to exercise such Rights will commence, and the date on which such right will expire (subject to any extension);

●	the extent to which such Rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

●	termination rights the Fund may have in connection with such Rights offering; and

●	any other terms of such Rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such Rights

A certain number of Rights would entitle the holder of the Right(s) to purchase for cash such number of shares at such exercise price as in each case is set forth in, or be determinable as set forth in, the prospectus supplement relating to the Rights offered thereby. Rights would be exercisable at any time up to the close of business on the expiration date for such Rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised Rights would become void. Upon expiration of the Rights offering and the receipt of payment and the Rights certificate or other appropriate documentation properly executed and completed and duly executed at the corporate trust office of the Rights agent, or any other office indicated in the prospectus supplement, the Common Shares purchased as a result of such exercise will be issued as soon as practicable. To the extent permissible under applicable law, the Fund may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

CERTAIN PROVISIONS OF THE DECLARATION OF TRUST AND BY-LAWS

The Amended and Restated Declaration of Trust and By-Laws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for three year terms. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

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OWNERSHIP LIMITATIONS

In 2025, Fund shareholders approved amendments to the Fund’s Amended and Restated Declaration of Trust to incorporate limitations on ownership of the Fund, such that within the first twelve months of the Fund’s shares being listed on the New York Stock Exchange, no shareholder may obtain more than 4.9% of the Fund, and thereafter, no shareholder may obtain more than 9.9% of the Fund (together, the “Ownership Limitations”). The Fund was listed on the New York Stock Exchange on December 16, 2025. Until December 16, 2026, no person shall attempt to purchase or acquire in any manner whatsoever, whether voluntarily or involuntarily, by operation of law or otherwise, any Fund shares, or any option, warrant or other right to purchase or acquire Fund shares or any securities convertible into or exchangeable for Fund shares or any interest in any other entity that directly, indirectly or constructively owns any Shares (any such purchase or acquisition being an “Acquisition”), in each case, whether of record, beneficially, by operation of law or otherwise and such Acquisition shall cause such Acquiring Person to become a beneficial owner (within the meaning of Section 13 of the Exchange Act) of greater than 4.9% of Fund shares. Thereafter, no person shall attempt to purchase or acquire in any manner whatsoever, whether voluntarily or involuntarily, by operation of law or otherwise, any Fund shares, or any option, warrant or other right to purchase or acquire Fund shares or any securities convertible into or exchangeable for Fund shares or any interest in any other entity that directly, indirectly or constructively owns any Shares (any such purchase or acquisition being an “Acquisition”), in each case, whether of record, beneficially, by operation of law or otherwise and such Acquisition shall cause such Acquiring Person to become a beneficial owner (within the meaning of Section 13 of the Exchange Act) of greater than 9.9% of Fund shares.

The Ownership Limitations do not retroactively apply to acquisitions of shares that occurred prior to the Fund becoming a listed closed-end fund. However, such shares will be aggregated with any shares acquired thereafter for purposes of determining whether the Ownership Limitations are exceeded.

The Ownership Limitations are designed to protect long-term shareholders in the first twelve months after the Fund is listed on the New York Stock Exchange when the Fund may trade at a substantial discount to NAV as shareholders take advantage of newly-available secondary market liquidity and before the Advisor has had the opportunity to fully implement its business plan in connection with the conversion. Following this initial period, the Ownership Limitations are intended to limit the concentration of Fund shareholdings among persons who would be an “affiliated person” (as defined in the 1940 Act) by virtue of their shareholdings.

PLAN OF DISTRIBUTION

The Fund may offer and sell Securities from time to time on an immediate, continuous or delayed basis, in one or more offerings under this Prospectus and a related prospectus supplement, on terms to be determined at the time of the offering. The Fund may offer and sell such Securities directly to one or more purchasers, to or through underwriters, through dealers or agents that the Fund designates from time to time, or through a combination of these methods. Sales of Securities may be made in transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange.

The terms of the Preferred Shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the liquidation preference of such share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of such shares by the Fund would increase such leverage.

The prospectus supplement relating to any offering of Securities will describe the terms of such offering, including, as applicable:

●	the names of any agents, underwriters or dealers;

●	any sales loads, underwriting discounts and commissions or agency fees and other items constituting underwriters’ or agents’ compensation;

●	any discounts, commissions, fees or concessions allowed or reallowed or paid to dealers or agents;

●	the public offering or purchase price of the offered Securities, the estimated net proceeds the Fund will receive from the sale and the use of proceeds; and

●	any securities exchange on which the offered Securities may be listed.

The prospectus supplement relating to any Rights offering will set forth the number of Common Shares issuable upon the exercise of each Right (or number of Rights) and the other terms of such Rights offering.

LEGAL MATTERS

Certain legal matters in connection with the Securities will be passed upon for the Fund by Stradley Ronon Stevens & Young, LLP, located at 100 Park Avenue, Suite 2000, New York, NY 10017.

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REPORTS TO SHAREHOLDERS

Householding

If you have elected to receive paper copies of the Fund’s annual and semi-annual reports, in an effort to decrease costs, the Fund intends to send only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. A shareholder must call 1-844-819-8287 to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements. Cohen & Company, Ltd. is located at 1835 Market St., Suite 310, Philadelphia, PA 19103.

INCORPORATION BY REFERENCE

The documents listed below, and any reports and other documents subsequently filed with the SEC pursuant to Section 30(b)(2) of the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of the offering will be incorporated by reference into this Prospectus and deemed to be part of this Prospectus from the date of the filing of such reports and documents:

●	The Fund’s SAI, dated April 30, 2026;

●	The Fund’s annual report on Form N-CSR for the fiscal year ended September 30, 2025;

●	The Fund's annual report on Form N-CSR for the fiscal year ended September 30, 2020; and

●

The description of the Common Shares contained in the Fund’s Registration Statement on Form 8-A (File No. 001-43017) filed with the SEC on December 15, 2025, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby.

The information incorporated by reference is considered to be part of this Prospectus, and later information that the Fund files with the SEC will automatically update and supersede this information. Incorporated materials not delivered with the Prospectus may be obtained, without charge, by writing the Fund at c/o SS&C Global Investor & Distribution Solutions, Inc., PO Box 219445, Kansas City, MO 64121-9445, by calling the Transfer Agent toll-free at 1-844-819-8287, or by visiting the Fund’s website at https://bluerock.com/bluerock-private-real-estate-fund.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the NYSE.

This Prospectus does not contain all of the information in the Fund’s Registration Statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and, in each instance, reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by this reference.

Additional information about the Fund and the Securities can be found in the Fund’s Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a website (http://www.sec.gov) that contains the Fund’s Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

All dealers that effect transactions in Common Shares, whether or not participating in this offering, may be required to deliver a Prospectus.

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BLUEROCK PRIVATE REAL ESTATE FUND

919 Third Avenue, 40th Floor,

New York, NY 10022

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2026

This Statement of Additional Information (the “SAI”) relating to the common shares (“Common Shares”) of the Bluerock Private Real Estate Fund (the “Fund”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated April 30, 2026 (the “Prospectus”) and any related prospectus supplement. This SAI does not include all information that a prospective investor should consider before purchasing such shares. Investors should obtain and read the Prospectus and any related prospectus supplement prior to purchasing. This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities. In addition, the Fund’s financial statements and the independent registered public accounting firm’s report therein included in the Fund’s annual report dated September 30, 2025, are incorporated herein by reference.

A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 1-844-819-8287 or by visiting https://bluerock.com/bluerock-private-real-estate-fund/. Information on the website is not incorporated herein by reference. You may also obtain a copy of the Prospectus on the U.S. Securities and Exchange Commission’s (the “SEC”) web site (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus.

GENERAL INFORMATION AND HISTORY

Bluerock Private Real Estate Fund (formerly known as Bluerock Total Income+ Real Estate Fund) is a non-diversified, closed-end management investment company (the “Fund” or the “Trust”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Delaware statutory trust on May 25, 2012. The Fund's Common Shares commenced trading on the New York Stock Exchange (“NYSE”) on December 16, 2025 under the symbol “BPRE”. The Fund’s principal office is located at 919 Third Avenue, 40th Floor, New York, NY 10022, and its telephone number is 1-844-819-8287. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1) Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2) Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(3) Purchase securities on margin, but may sell securities short and write put and call options.

(4) Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

(5) Invest more than 25% of the market value of its assets in the securities of companies or entities engaged in any one industry, except the real estate industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities. Under normal circumstances, the Fund invests over 25% of its assets in the securities of companies in the real estate industry.

(6) Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7) Make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, and (d) by loaning portfolio securities.

Other Fundamental Policy

The Fund may invest in real estate or interests in real estate, securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Non-Fundamental Policies

The following are additional investment limitations of the Fund and may be changed by the Board of Trustees (the “Board” or “Trustees”) without shareholder approval.

(1) 80% Investment Policy. The Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in private real estate assets and securities, as defined in the Prospectus. Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund’s 80% policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of a Fund’s investment portfolio, resulting from changes in the value of a Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Certain Portfolio Securities and Other Operating Policies

As discussed in the Prospectus, the Fund invests in private real estate securities. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful. The Fund’s investment advisor is Bluerock Fund Advisor, LLC (the “Advisor”). The Advisor is responsible for allocating the Fund’s assets among various securities using its investment strategies, subject to policies adopted by the Board. Additional information regarding the types of securities and financial instruments is set forth below.]

Institutional Investment Funds

The Fund attempts to achieve its investment objectives by allocating a portion of its capital among a select group of institutional asset managers with expertise in managing portfolios of real estate and real estate related securities. Institutional Investment Funds typically accept investments on a continuous basis, have quarterly repurchases, and do not have a defined termination date.

In addition to diversification across property type and geographic markets, Institutional Investment Funds may diversify by differing underlying economic drivers, including anticipated job growth, population growth or inflation. No specific limits have been established within the Fund’s investment guidelines for property type and geographic investments; however, many of the Institutional Investment Funds have Net Asset Value (“NAV”) limitations for any one individual property held by such Funds relative to the NAV of the Institutional Investment Fund’s overall portfolio. While some institutional asset managers will seek diversification across property types, certain Institutional Investment Funds may have a more specific focus and not seek such diversification, but instead utilize an investment strategy utilizing expertise within specific or multiple property categories.

The Institutional Investment Funds may utilize leverage, pursuant to their operative documents, as a way to seek or enhance returns. Dependent upon the investment strategy, geographic focus and/or other economic or property specific factors, each Institutional Investment Fund will have differing limitations on the utilization of leverage. Such limitations are Institutional Investment Fund specific and may apply to an overall portfolio limitation as well as a property specific limitation. The Fund intends to limit its direct borrowing and the overall leverage of its portfolio to an amount that does not exceed 33 1/3% of the Fund’s gross asset value.

Real Estate Related Debt Securities

The Fund may invest in real estate related direct debt including first and second mortgage loans, mezzanine loans and other structured debt investments.

Real Estate Related Credit Investments

The Fund may invest in real estate related direct credit including first and second mortgage loans, mezzanine loans, preferred equity and other structured investments. The Advisor believes that these real estate related credit investments will supplement the Fund’s existing investment in Institutional Investment Funds by providing the Fund access to additional current income and increased risk-adjusted returns.

Direct Private Real Estate Investments

The Fund may invest in individual properties through joint ventures with institutional partners. The Advisor believes that these direct private real estate investments will supplement the Fund’s existing investments in Institutional Investment Funds by providing the Fund with the ability to invest in asset classes not available in the core fund universe and to curate bespoke sub-strategies within an asset class (e.g. location focused or sub-sector focused). The Fund will hold its Direct Private Real Estate Investments and certain of its Real Estate Related Credit Investments through one or more REIT subsidiaries.

Money Market Instruments

The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Fund or the Advisor deems appropriate under the circumstances. Pending allocation of this offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments and Other Public Investment Vehicles. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation (the “FDIC”), and repurchase agreements.

Other Investment Companies

The Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”). The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund. The Fund’s investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act, including in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. In addition, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.5%. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Advisor acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated investment companies to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority (“FINRA”) for funds of funds. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Fund) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Fund may rely on these exemptive orders in investing in ETFs.

ETFs are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange. Much like an index mutual fund, an ETF represents a portfolio of securities, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other investment companies, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible securities are similar to fixed-income securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future. The market value of fixed-income and preferred securities tends to decline as interest rates increase and tends to increase as interest rates decline. Convertible securities have characteristics of a fixed-income security and are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond or preferred share. Fixed-income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Fixed-income and preferred securities also may be subject to prepayment or redemption risk. If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund. In addition, the Fund may invest in fixed-income and preferred securities rated less than investment grade that are sometimes referred to as high yield or “junk bonds.” These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities. Such securities also may be subject to resale restrictions. The lack of a liquid market for these securities could decrease the Fund’s share price. Convertible securities have characteristics similar to common stocks especially when their conversion value is the same as the value of the bond or preferred share. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Special Investment Techniques

The Fund may use a variety of special investment instruments and techniques to hedge against various risks or other factors and variables that may affect the values of the Fund’s portfolio securities. The Fund may employ different techniques over time, as new instruments and techniques are introduced or as a result of regulatory developments. Some special investment techniques that the Fund may use may be considered speculative and involve a high degree of risk, even when used for hedging purposes. A hedging transaction may not perform as anticipated, and the Fund may suffer losses as a result of its hedging activities.

Derivatives

Generally. The Fund may engage in transactions involving options and futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk. By using derivatives, the Fund may be permitted to increase or decrease the level of risk, or change the character of the risk, to which the portfolio is exposed.

A small investment in derivatives could have a substantial impact on the Fund’s performance. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant and rapid changes in the prices for derivatives. If the Fund were to invest in derivatives at an inopportune time, or the Advisor evaluates market conditions incorrectly, the Fund’s derivative investment could negatively impact the Fund’s return, or result in a loss. In addition, the Fund could experience a loss if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

Options and Futures. The Fund may engage in the use of options and futures contracts, including options on baskets of specific securities, or other derivative instruments written by broker-dealers or other financial intermediaries. These transactions may be effected on securities exchanges or in the over-the-counter market, or they may be negotiated directly with counterparties. In cases where instruments are purchased over-the-counter or negotiated directly with counterparties, the Fund is subject to the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. These transactions may also be illiquid and, if so, it might be difficult to close out a position.

The Fund may purchase call and put options on specific securities. The Fund may also write and sell covered or uncovered call options for both hedging purposes and to pursue the Fund’s investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated price at any time before the option expires. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated price at any time before the option expires.

In a covered call option, the Fund owns the underlying security. The sale of such an option exposes the Fund to a potential loss of opportunity to realize appreciation in the market price of the underlying security during the term of the option. Using covered call options might expose the Fund to other risks, as well. For example, the Fund might be required to continue holding a security that the Fund might otherwise have sold to protect against depreciation in the market price of the security. The Fund is also exposed to price declines in the underlying security.

In an uncovered call option, the Fund does not own the underlying security. The sale of such an option exposes the Fund to potentially unlimited loss if the market for the instrument for which the call is written appreciates instead of depreciating. The Fund does not anticipate writing uncovered call options frequently.

Transactions using options, either covered or uncovered (other than options that the Fund has purchased), expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above (“uncovered”). The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to cover or segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

When writing options, the Fund may close its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. If the amount paid to purchase an option is less or more than the amount received from the sale, the Fund will, accordingly, realize a profit or loss. To close out a position as a purchaser of an option, the Fund would liquidate the position by selling the option previously purchased.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) by the Fund could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, the Fund intends to conduct its operations to avoid regulation as a commodity pool. In connection with its management of the Fund, the Advisor has claimed such an exclusion from the definition of a commodity pool operator under the Commodity Exchange Act (“CEA”). Therefore, it is not subject to the registration and regulatory requirements of the CEA.

Successful use of futures also is subject to the Advisor’s ability to correctly predict movements in the relevant market. To the extent that a transaction is entered into for hedging purposes, successful use is also subject to the Advisor’s ability to evaluate the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund may also purchase and sell stock index futures contracts. A stock index futures contract obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract, multiplied by the difference between the settlement price of the contract on the contract’s last trading day, and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day. The Fund may purchase and sell interest rate futures contracts, which represent obligations to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options on Securities Indexes. The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging or speculative purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use of options on stock indexes will be subject to the Advisor’s ability to correctly evaluate movements in the stock market generally, or of a particular industry or market segment. Uncovered call options expose the Fund to potentially unlimited liability. Uncovered put options expose the Fund to potential losses equal to the strike price of the put option less the premium received.

Swap Agreements. The Fund may enter into a variety of swap agreements, including equity, interest rate, and index swap agreements. The Fund is not limited to any particular form of swap agreement if the Advisor determines that other forms are consistent with the Fund’s investment objectives and policies. Swap agreements are contracts entered into by two parties (primarily institutional investors) for periods ranging from a few weeks to more than a year. In a standard swap transaction, the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Additional forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor (or vice versa) in an attempt to protect itself against interest rate movements exceeding certain minimum or maximum levels.

Generally, the Fund’s obligations (or rights) under a swap agreement will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by the parties. The risk of loss is limited to the net amount of interest payments that a party is contractually required to make. As such, if the counterparty to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that it is entitled to receive.

Non-Diversified Status

Because the Fund is “non-diversified” under the 1940 Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of the Fund’s total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to investments in United States Government Securities and regulated investment companies.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when- issued or delayed delivery basis. This means that delivery and payment occur a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are determined when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund may, if it is deemed advisable, sell the securities after it commits to a purchase but before delivery and settlement takes place.

Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes (either real or anticipated) in the level of interest rates. Purchasing securities on a when-issued or delayed delivery basis can present the risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully, or almost fully invested, results in a form of leverage and may cause greater fluctuation in the value of the net assets of the Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered, and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

 NET ASSET VALUE

Determination of Net Asset Value

The Fund’s current NAV shall be determined daily following the close of the NYSE on each day the NYSE is open for business.

The Fund primarily holds investments for which market quotations are not readily available. These investments will be valued at their fair market value as determined in good faith by the Advisor, in its capacity as the Board’s valuation designee, pursuant to Rule 2a-5 under the 1940 Act. As the valuation designee, the Advisor executes the Fund’s valuation policies and acts under the Board’s oversight. The Advisor has established a fair value committee composed of three representatives from the Advisor. The fair value committee meets at least monthly. Representatives from the Administrator participate in each meeting of the fair value committee in an advisory capacity. The Advisor may also enlist third-party consultants on an as-needed basis to assist in determining a security-specific fair value. In accordance with Rule 2a-5, the Advisor provides quarterly reports to the Board with respect to the valuation process.

Valuation Designee and Valuation Process.

The Fund’s investments are valued collectively via inputs from each group supporting the Advisor. For example, fair value determinations are required for the following investments: (i) investments for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) investments for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor or to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) investments determined to be illiquid; and (iv) investments with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.

Standards for Fair Value Determinations.

As a general principle, the fair value of an investment is the amount that the Fund could reasonably expect to receive if the Fund’s investment in the security were sold in an orderly transaction between market participants at the time of valuation, based on information reasonably available at the time the valuation is made and the Advisor believes to be reliable. The Fund has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of the Fund’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Advisor as valuation designee takes into account relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the investment; (ii) whether any dealer quotations for the investment are available; (iii) possible valuation methodologies that could be used to determine the fair value of the investment; (iv) the recommendation of Portfolio Manager of the Fund with respect to the valuation of the investment; (v) whether the same or similar investments are held by other funds managed by the Advisor or other funds and the method used to price the investment in those funds; (vi) the extent to which the fair value to be determined for the investment will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the investment.

MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), each as amended from time to time, which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of six individuals, four of whom are not “interested persons” (as defined under the 1940 Act) of the Trust, the Advisor or the Distributor (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Financial Officer. The Board is divided into three classes, Class I, Class II and Class III, the Class I Trustees serving until the later of the date of the Fund’s 2026 annual meeting, the Class II Trustees serving until the later of the date of the Fund’s 2027 annual meeting and the Class III Trustees serving until the later of the date of the Fund’s 2028 annual meeting, in each case until their successor is elected and qualifies, or until their earlier death, resignation, retirement or removal. Currently, I. Bobby Majumder and Romano Tio are slated in Class I, Ramin Kamfar and S. Sori Farsheed are slated in Class II, and Ryan MacDonald and Kamal Jafarnia are slated in Class III. As each Trustee’s term expires, shareholders will be asked to elect Trustees and such Trustees shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Mr. Ramin Kamfar, who has served as the Chairman of the Board since the Trust was organized in 2012. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Governing Documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chairman, the chair of the Audit Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust and each shareholder.

Board Risk Oversight

The Board is comprised of six trustees, four of whom are Independent Trustees, with a standing independent Audit Committee with a separate chair, and a standing independent Nominating and Governance Committee. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Fund’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. The Nominating and Governance Committee considers and evaluates the structure, composition and operation of the Board, including any committees, evaluates and recommend individuals to serve on the Board, and considers and makes recommendations relating to the compensation of the Independent Trustees. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Mr. Kamfar.  Mr. Kamfar has served as a member of the Investment Committee and as Chairman of the Advisor since the inception of the Advisor in 2012. In addition, Mr. Kamfar is the founder of and serves as the Chairman and Chief Executive Officer of Bluerock, since its founding in October 2002. Mr. Kamfar served as Chairman and CEO of Bluerock Residential Growth REIT, a publicly traded REIT listed on the NYSE American (“BRG”), from its founding in 2009 until its sale in 2022. Mr. Kamfar currently serves as Chairman and CEO of Bluerock Homes Trust, a publicly traded REIT listed on the NYSE American (“BHM”) since its spin-off from BRG in 2022, as well as Chairman of Bluerock Asset Management, LLC since 2018. Mr. Kamfar started his career as an investment banker at Lehman Brothers Inc. in 1988, and has 30 years of experience in various aspects of real estate, mergers and acquisitions, private equity investing, investment banking, and public and private financings. Mr. Kamfar received an M.B.A. degree with distinction in Finance in 1988 from The Wharton School of the University of Pennsylvania and a B.S. degree with distinction in Finance in 1985 from the University of Maryland, College Park.

Mr. MacDonald. Mr. MacDonald has served as a member of the Investment Committee of the Advisor since January 2018. Mr. MacDonald currently serves as Chief Investment Officer for Bluerock and certain of its affiliates. Mr. MacDonald also currently serves as Co-Chairman of IQHQ, Inc. and on the board of directors for the Townsend Group. Mr. MacDonald served in a variety of senior capacities for BRG, including Chief Investment Officer from 2020 until its sale. Since joining Bluerock in 2008, Mr. MacDonald is responsible for sourcing, underwriting, structuring, financing and closing of all of Bluerock’s real estate investments and dispositions. To date with Bluerock, Mr. MacDonald has been involved with real estate transactions with an aggregate value of approximately $11 billion. Prior to joining Bluerock, Mr. MacDonald was an Investment Analyst for PNC Realty Investors. Mr. MacDonald received a B.A. in Economics from the University of Maryland, College Park.

Mr. Jafarnia. Mr. Jafarnia currently serves as Chief Legal Officer and General Counsel for Vise. Prior to Vise, Mr. Jafarnia served as General Counsel and Co-Founder for Opto Investments, Inc. from January 2021 until December 2024. Prior to Opto, Mr. Jafarnia served as General Counsel and Chief Compliance Officer at Artivest Holdings, Inc. from 2018 until 2021, and as Chief Compliance Officer for the Altegris KKR Commitments Fund. Prior to Artivest, Mr. Jafarnia served as Managing Director for Legal and Business Development at Provasi Capital Partners LP. Prior to that, from October 2014 to December 2017, he served as Senior Vice President of W.P. Carey Inc. (NYSE: WPC), as well as Senior Vice President and Chief Compliance Officer of Carey Credit Advisors, Inc. and as Chief Compliance Officer and General Counsel of Carey Financial, LLC. Prior to joining W. P. Carey Inc., Mr. Jafarnia served as Counsel to two American Lawyer Global 100 law firms in New York. From March 2014 to October 2014, Mr. Jafarnia served as Counsel in the REIT practice group at the law firm of Greenberg Traurig, LLP. From August 2012 to March 2014, Mr. Jafarnia served as Counsel in the Financial Services & Products Group and was a member of the REIT practice group of Alston & Bird, LLP. Between 2004 and 2012, Mr. Jafarnia served as a senior executive, in-house counsel, and Chief Compliance Officer for several alternative investment program sponsors, including, among others, American Realty Capital, a real estate investment program sponsor, and its affiliated broker-dealer, Realty Capital Securities, LLC. In addition, Mr. Jafarnia has served as a non-executive independent member of the board of directors for three publicly traded companies: 1) Ashford Hospitality Trust, Inc. (NYSE: AHT) from January 2013 to January 2024; 2) Bluerock Residential Growth REIT, Inc. (NYSE American: BRG) from June 2019 to October 2022; and 3) Bluerock Homes Trust, Inc. (NYSE American: BHM) since October 2022. Mr. Jafarnia received an LL.M. in Securities and Financial Regulation from Georgetown University Law Center, a J.D. degree from Temple University, and a B.A. degree in Economics and Government from the University of Texas at Austin.

Ms. Farsheed. Ms. Farsheed currently serves as an Independent Trustee of the Bluerock High Income Institutional Credit Fund, another closed-end interval fund managed by the Advisor. Ms. Farsheed contributes over 30 years of experience in the financial services industry in a variety of senior-level business development and relationship management roles. She has extensive experience in developing distribution strategy across the independent broker-dealer, bank and wirehouse channels for a broad array of alternative investment products as well as exchange-traded funds, exchange-traded notes, structured products, interval funds and mutual funds. Most recently, from June 2022 until May 2023, Ms. Farsheed was the Managing Director, Head of Distribution for iCap Equity, a financial services firm. Prior to iCap Equity, Ms. Farsheed served as the Executive Director of Strategic Partnerships at the Institute for Portfolio Alternatives (IPA) where she cultivated partnerships with large institutional investors and private equity firms. Prior to IPA, Ms. Farsheed was an Executive Vice President, Head of Business Development at AXIO Financial, Inc., a third-party distribution firm, where she built distribution channels for asset management firms. Prior to joining AXIO, from March 2012 to February 2018, Ms. Farsheed worked at Bluerock Capital Markets, LLC where her most recent role was serving as Executive Vice President, Head of Relationship Management. Ms. Farsheed earned her B.S. in Marketing from San Francisco State University. She currently holds FINRA Series 7 and Series 63 securities licenses.

Mr. Majumder.  Mr. Majumder is a partner at the law firm of FBT Gibbons LLP. Mr. Majumder specializes in corporate and securities transactions with an emphasis on the representation of underwriters, placement agents and issuers in both public and private offerings, private investment in public equity (PIPE) transactions and venture capital and private equity funds. Prior to FBT Gibbons LLP, Mr. Majumder was a partner at the law firm of Reed Smith from May 2019 to September 2021, where he served as the Managing Partner of the firm’s Dallas office and firmwide Co-Chair of the firm’s India practice. Prior to Reed Smith, Mr. Majumder was a partner at the law firm of Perkins Coie from March 2013 to May 2019. Prior to Perkins Coie, Mr. Majumder was a partner in the law firm of K&L Gates LLP from May 2005 to March 2013. From January 2000 to April 2005, Mr. Majumder was a partner at the law firm of Gardere Wynne Sewell LLP. Mr. Majumder also has served as an independent Trustee on the Board of Trustees of  Bluerock High Income Institutional Credit Fund since 2022. Since April 2025, Mr. Majumder has also served on the Board of Directors of Fatpipe, Inc. (Nasdaq: FATN). He is an active member of the Park Cities Rotary Club, a charter member of the Dallas Chapter of The Indus Entrepreneurs and an Associate Board member of the Cox School of Business at Southern Methodist University. Mr. Majumder is NACD Directorship Certified®.  Mr. Majumder received a J.D. from Washington and Lee University School of Law, and a B.A. from Trinity University.

Mr. Tio.  Mr. Tio co-founded 888 Capital Management, LLC, in February 2025, which focuses on acquiring, developing and operating residential properties. Mr. Tio served as Senior Managing Director of Greystone, a commercial real estate finance and investment firm, from March 2021 to March 2023. From June 2017 to March 2021, Mr. Tio served as Senior Managing Director at Ackman- Ziff, an institutional real estate capital advisory firm. From May 2009 to June 2017, Mr. Tio served as Managing Director of RM Capital Management LLC, a boutique real estate investment and advisory firm. From January 2008 to May 2009, Mr. Tio served as a Managing Director and co-head of the commercial real estate efforts of HCP Real Estate Investors, LLC, an affiliate of Harbinger Capital Partners Funds, a $10+ billion private investment firm specializing in event/distressed strategies. From August 2003 until December 2007, Mr. Tio was a Managing Director at Carlton Group Ltd., a boutique real estate investment banking firm where he was involved in over $2.5 billion worth of commercial real estate transactions. Earlier in his career, Mr. Tio was involved in real estate investment, financing, sales and brokerage for 25 years. Mr. Tio received a B.S. degree in Biochemistry from Hofstra University.

Following is a list of the Trustees and executive officers of the Trust and their principal occupations over the last five years. Unless otherwise noted, the address of each Trustee and Officer is c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.

The Board is divided into three classes, Class I, Class II and Class III, the Class I Trustees serving until the later of the date of the Fund’s 2026 annual meeting, the Class II Trustees serving until the later of the date of the Fund’s 2027 annual meeting and the Class III Trustees serving until the later of the date of the Fund’s 2028 annual meeting, in each case until their successor is elected and qualifies, or until their earlier death, resignation, retirement or removal. Currently, I. Bobby Majumder and Romano Tio are slated in Class I, Ramin Kamfar and S. Sori Farsheed are slated in Class II, and Ryan MacDonald and Kamal Jafarnia are slated in Class III. As each Trustee’s term expires, shareholders will be asked to elect Trustees and such Trustees shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

Independent Trustees

Name, Year of Birth	Position/Class/ Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
I. Bobby Majumder, 1968	Trustee Since 2012/ Class I/2026	Partner, FBT Gibbons LLP (September 2021 – Present); Partner, Reed Smith (May 2019 – August 2021); Partner, Perkins Coie LLP (2013 – May 2019).	2	Bluerock Residential Growth REIT, Inc. (2009 – 2022); Bluerock High Income Institutional Credit Fund (2022 – Present); Bluerock Homes Trust, Inc. (2021 – Present).
Romano Tio, 1960	Trustee Since 2012/ Class I/ 2026	Co-Founder 888 Capital Management, LLC (residential real estate company) (February 2025- Present); Senior Managing Director, Greystone (real estate lending, investment and advisory company) (2021 – 2023); Senior Managing Director, Ackman-Ziff Real Estate Capital Advisors (2017 – 2021).	2	Bluerock Residential Growth REIT, Inc. (2009 – 2022); Bluerock High Income Institutional Credit Fund (2022 – Present); Bluerock Homes Trust, Inc. (2021 – Present).
Kamal Jafarnia, 1966	Trustee Since 2021 Class III/ 2028	Chief Legal Officer and General Counsel for Vise (2025 – Present); General Counsel for Opto Investments, Inc. (fintech and investment management firm) (2021 – 2024); General Counsel and CCO for Artivest Holdings and Altegris Investment Management (fintech enablement platform) (2018 – 2021).	2	Ashford Hospitality Trust, Inc. (2013– 2024); Bluerock Residential Growth REIT, Inc. (2019 – 2022); Bluerock High Income Institutional Credit Fund (2022 – Present); Bluerock Homes Trust, Inc. (2021 – Present).
S. Sori Farsheed 1956	Trustee Since 2025/ Class II/2027	Managing Director, Head of Distribution, iCap Equity (financial services company) (June 2022 – May 2023); Executive Director of Strategic Partnerships, Institute for Portfolio Alternatives (financial services company) (January 2020 – November 2020); Executive Vice President, Head of Business Development, AXIO Financial, Inc. (financial services company) (May 2018 – August 2019).	2	Bluerock High Income Institutional Credit Fund (2022 - Present);

*	The Fund Complex currently includes the Fund and Bluerock High Income Institutional Credit Fund.

Interested Trustees and Officers

Name, Year of Birth	Position/Class/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Ramin Kamfar, 1963	Trustee Since 2012/ Class II/ 2027	Chairman, Bluerock Real Estate, LLC (2002 – Present); Chairman, Bluerock Fund Advisor, LLC (2012 – Present); and Bluerock Asset Management, LLC (2018 – Present).	2	Bluerock Residential Growth REIT (2008 – 2022); Bluerock High Income Institutional Credit Fund (2021 – Present); Bluerock Homes Trust, Inc. (2021 – Present).
Ryan MacDonald 1983	Trustee Since 2025 Class III/ 2028	Chief Investment Officer for Bluerock Real Estate and various related entities (2021 – Present); Chief Acquisitions Officer for Bluerock Real Estate and various related entities (2017-Present).	1	None
Jordan Ruddy, 1963	President Since 2013	Chief Operating Officer, Bluerock Real Estate, LLC (2002 – Present); President, Bluerock Fund Advisor, LLC (2013 – Present); President, Bluerock Asset Management, LLC (2020 – Present).	n/a	n/a
Jason Emala, 1978	Secretary Since 2018	General Counsel/Chief Legal Officer/Chief Compliance Officer of the Advisor and various Bluerock entities (2018 – Present).	n/a	n/a
Lucas Foss, 1977	Chief Compliance Officer Since 2022	Vice President and Deputy Chief Compliance Officer, ALPS (November 2017- present); CCO of X- Square Balanced Fund, Goehring & Rozencwajg Investment Funds, Broadstone Real Estate Access Fund, Inc., Clough Global Funds; Clough Funds Trust; SPDR® S&P500® ETF Trust, SPDR® Dow Jones® Industrial AverageETF Trust, SPDR® S&P MIDCAP 400® ETF Trust, ALPS Series Trust, 1WS Credit Income Fund and Bluerock Total Income + Real Estate Fund.	n/a	n/a

*	The Fund Complex currently includes the Fund and Bluerock High Income Institutional Credit Fund.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of each Trustee that is not an “interested person” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. During the fiscal year ended September 30, 2025, the Audit Committee held three meetings.

Nominating and Governance Committee

The Board has a Nominating and Governance Committee that consists of each Trustee that is not an “interested person” of the Trust within the meaning of the 1940 Act. The Nominating and Governance Committee’s responsibilities include: (i) nominating individuals to serve as both Independent Trustees and interested Trustees; (ii) establishing and maintaining guidelines for selecting candidates for election to the Board; (iii) reviewing periodically the size and composition of the Board as a whole; (iv) evaluating annually the operations of the Board and its committees and assisting the Board in conducting its annual self-evaluation; (v) reviewing, as necessary, the responsibilities of any committees of the Board; (vi) reviewing Trustee compensation annually; and (vii) reviewing periodically the Board’s, and all Board committee’s corporate Governance policies and practices and recommends, as it deems appropriate, any changes to the Board. The Nominating and Governance Committee operates pursuant to a Nominating and Governance Committee Charter. During the fiscal year ended September 30, 2025, the Nominating and Governance Committee held 2 meetings.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31, 2025.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
I. Bobby Majumder	$50,001–$100,000	$50,001–$100,000
Ramin Kamfar	Over $100,000	Over $100,000
Romano Tio	$50,001–$100,000	$50,001–$100,000
Kamal Jafarnia	$50,001–$100,000	$50,001–$100,000
S. Sori Farsheed	$0-$10,000	$10,001-$50,000
Ryan MacDonald	$0-$10,000	$0-$10,000

*	The “family of investment companies” includes the Fund and Bluerock High Income Institutional Credit Fund.

Compensation

Each Trustee who is not affiliated with the Trust or the Advisor receives an annual fee of $60,000, paid quarterly, of which $40,000 is paid in cash and the remaining $20,000 is paid in the equivalent amount of the Fund shares, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees earned during the Fund’s fiscal year ended September 30, 2025. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Directors
Interested Trustees
Ryan MacDonald*	$0	None	None	$0
Ramin Kamfar*	$0	None	None	$0
Independent Trustees
I. Bobby Majumder	$60,000	None	None	$60,000
Romano Tio	$60,000	None	None	$60,000
Kamal Jafarnia	$60,000	None	None	$60,000
S. Sori Farsheed	$60,000	None	None	$60,000

*	Mr. Kamfar and Mr. MacDonald are interested and do not receive compensation from the trust as a trustee.

CODES OF ETHICS

Each of the Fund, the Advisor, and the Distributor has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the “Ethics Codes”). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (“Access Persons”). The Ethics Codes permit Access Persons, subject to certain restrictions, to invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Ethics Codes are available on the EDGAR database on the SEC’s website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Policies and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Advisor, any affiliated person(s) of the Advisor, the Distributor or any affiliated person of the Distributor, or any affiliated person of the Trust and the Fund’s or its shareholder’s interests, the Advisor will resolve the conflict by voting in accordance with the policy guidelines or at the Trust’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Advisor will abstain from voting. A copy of the Advisor’s proxy voting policies is attached hereto as Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling the Fund toll-free at 1-844-819-8287; and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling toll-free at 1-844-819-8287 and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. The Fund’s principal shareholders as of April 7, 2026 are listed in the chart below. Each shareholder listed below is a record shareholder, holding shares for the benefit of others.

Name and Address	Shares Owned	Percentage of Class
None	None	None

As of April 7, 2026, the Trustees and officers, as a group, owned less than 1.00% of the shares of the Fund

INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor

Bluerock Fund Advisor, LLC, located at 919 Third Avenue, 40th Floor, New York, NY 10022, serves as the Fund’s investment advisor. The Advisor is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended (“Advisers Act”). The Advisor is a Delaware limited liability company formed in May 2012. The Advisor is controlled by Ramin Kamfar through his ownership of the Manager of Advisor. Mr. Kamfar also serves as a Trustee of the Trust.

Under the general supervision of the Board, and pursuant to the terms of the Investment Management Agreement with the Fund, the Advisor will provide the Fund with investment advice, will furnish a continuous investment program with respect to the Fund, and will determine which securities should be purchased, sold or exchanged and which portion of the Fund’s assets will be held uninvested. In addition, the Advisor will furnish such reports, evaluations, information or analyses as the Board may request from time to time and advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board regarding the conduct of the business of the Trust. In return for these investment services, the Fund has agreed to pay the Advisor, as compensation under the Investment Management Agreement, a monthly fee computed at the annual rate of 1.50% of the daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of each of the Fund’s Investment Management Agreement with the Advisor is available annually in the Fund’s March 31 semi-annual report to shareholders.

The Advisor will also furnish to the Fund office facilities, equipment and personnel. The Advisor will compensate all Advisor personnel who provide services to the Fund.

For the fiscal year ended September 30, 2025, the Advisor earned $60,943,214 in advisory fees, of which $835,730 were waived and $0 of previously waived fees were recouped. For the fiscal year ended September 30, 2024, the Advisor earned $76,437,679 in advisory fees, of which $471,392 were waived and $0 of previously waived fees were recouped. For the fiscal year ended September 30, 2023, the Advisor earned $99,210,524 in advisory fees, of which $4,183 were waived and $0 of previously waived fees were recouped.

Conflicts of Interest

The Advisor may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (“Advisor Accounts”). The Fund has no interest in these activities. The Advisor and the investment professionals, who on behalf of the Advisor, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Advisor Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate. Set out below are practices that the Advisor follows.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Advisor may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Advisor, or by the Advisor for the Advisor Accounts, if any, that are the same as, different from or made at a different time than, positions taken for the Fund.

PORTFOLIO MANAGERS

Jordan Ruddy and Ryan MacDonald serve as the Fund's Portfolio Managers. They have primary responsibility for management of the Fund’s investment portfolio subject to oversight by the Fund’s Investment Committee. Mr. Ruddy has served as a Portfolio Manager to the Fund since October 2013 and Mr. MacDonald has served as a Portfolio Manager to Fund since August 2025. Mr. Ruddy and Mr. MacDonald do not receive compensation from the Advisor but are compensated for their duties by an affiliate of the Advisor. Because the Fund’s Portfolio Managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Advisor may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Advisor has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of September 30, 2025, the Portfolio Managers owned Fund shares in the following amounts:

Portfolio Managers	Dollar Range of Shares Owned
Jordan Ruddy	$100,001 to $500,000
Ryan MacDonald	$1 to $50,000

As of September 30, 2025, the Portfolio Managers were responsible for the management of the following types of accounts in addition to the Fund:

Jordan Ruddy

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	0	$0
Other Pooled Investment Vehicles	0	0	0	$0
Other Accounts	0	0	0	$0

Ryan MacDonald

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	0	$0
Other Pooled Investment Vehicles	0	0	0	$0
Other Accounts	0	0	0	$0

Distributor

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as the principal underwriter and distributor for the shares of the Trust pursuant to a distribution agreement with the Trust (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each U.S. state’s securities laws and is a member of FINRA. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use best efforts to facilitate the sale of the Fund’s shares. The Distributor did not retain as compensation any amounts paid to it by the Fund in the past three fiscal years.

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the Portfolio Managers who are employees of the Advisor. The Advisor is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Advisor for the Fund’s use. Such allocation is to be in such amounts and proportions as the Advisor may determine. During the fiscal year ended September 30, 2023, the Fund paid $64,057 in brokerage commissions. During the fiscal year ended September 30, 2024, the Fund paid $69,862 in brokerage commissions. During the fiscal year ended September 30, 2025, the Fund paid $79,407.11 in brokerage commissions.

In selecting a broker or dealer to execute each particular transaction, the Advisor will take the following into consideration: execution capability, trading expertise, accuracy of execution, commission rates, reputation and integrity, fairness in resolving disputes, financial responsibility and responsiveness.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Advisor determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Advisor may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Advisor exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

Affiliated Party Brokerage

The Advisor and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisors, members, managing general partners or common control. These transactions would be effected in circumstances in which the Advisor determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument each on the same day.

The Advisor places its trades under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act which places limitations on the securities transactions effected through Bluerock Capital Markets, LLC, a broker-dealer that is affiliated with the Advisor. The Fund may execute portfolio trades through Bluerock Capital Markets, LLC. The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time, and transactions affected through Bluerock Capital Markets, LLC are reviewed by the Trustees quarterly. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified. During the fiscal years ended September 30, 2023, September 30, 2024 and September 30, 2025, the Fund did not pay any affiliated brokerage commissions.

TAX STATUS

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to Common Shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. Common Shareholder (as defined below) and that you hold your shares as a capital asset (generally, for investment). A U.S. Common Shareholder means a person (other than a partnership) that is for U.S. federal income tax purposes (i) an individual citizen or resident of the United States, (ii) a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. We have not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding any matters discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. Prospective investors should consult their own tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Common Shares, as well as the tax consequences arising under the laws of any state, local, foreign, or other taxing jurisdiction.

The discussion below does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, taxpayers subject to the alternative minimum tax, a partnership or other pass-through entity for U.S. federal income tax purposes, U.S. Common Shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, a controlled foreign corporation or a passive foreign investment company, dealers in securities or currencies, traders in securities or commodities that elect mark-to-market treatment, persons with “applicable financial statements” within the meaning of Section 451(b) of the Code, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes.

If a partnership (or any other entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships that hold Common Shares and partners in such a partnership should consult their tax advisors about the U.S. federal income tax considerations of the purchase, ownership and disposition of Common Shares.

The Fund has elected to be treated and intends to qualify each year as a RIC under the Code. To qualify as a RIC, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from an interest in a qualified publicly traded partnership. A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must, at the close of each quarter of the taxable year, diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, of two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. Finally, to qualify for treatment as a RIC, the Fund must distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, income from the interests in certain qualified publicly traded partnerships, and net short-term capital gains in excess of net long-term capital losses) and 90% of its net tax-exempt income each taxable year. If the Fund failed to meet the asset diversification test described above with respect to any quarter, the Fund would nevertheless be considered to have satisfied the requirements for such quarter if the Fund cured such failure within six months and either (i) such failure was de minimis or (ii) (a) such failure was due to reasonable cause and not due to willful neglect and (b) the Fund reported the failure under Treasury regulations to be adopted and paid an excise tax.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid net tax-exempt income) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. If the Fund retains any net capital gain or investment company taxable income, it will be subject to tax at the corporate income tax rate on the amount retained. If the Fund retains any net capital gain, it may report the retained amount as undistributed capital gains as part of its annual reporting to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its Common Shareholders at least annually that portion of its investment company taxable income necessary to maintain its qualification as a RIC, as well as net capital gains (except for net capital gains credited to them but retained by the Fund).

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to offset capital gains in future years. If the Fund has a net capital loss, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred. As of September 30, 2025, the Fund’s tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any, as follows:

Not subject to expiration:

Short-Term	$0
Long-Term	$0
Total	$0

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, and was unable to cure such failure, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividends. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board of Trustees reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to Common Shareholders.

Distributions

Distributions of the Fund’s net capital gain (“capital gain distributions”), if any, are taxable to shareholders as long-term capital gain, regardless of their holding period in the Common Shares. All other distributions out of the Fund’s earnings and profits (including distributions of the Fund’s net realized short-term capital gains) will be taxable as ordinary income. The maximum long-term capital gain tax rate applicable to individuals is 20%. No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of long-term capital gains or what the tax rates on various types of income will be in future years. Shareholders should consult their own tax advisors when determining the tax characterization of any distributions from the Fund.

If, for any calendar year, the Fund’s total distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each shareholder (up to the amount of the shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the shareholder’s adjusted basis in his or her Common Shares (but not below zero), thereby increasing the potential gain or reducing the potential loss on the subsequent sale or other disposition of the Common Shares.

An additional tax at a rate of 3.8% applies to some or all of the net investment income of certain non-corporate taxpayers. For this purpose, “net investment income” includes interest, dividends (including dividends paid with respect to Common Shares), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of Common Shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Shareholders are advised to consult their own tax advisors regarding the taxation of net investment income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends to allocate capital gain dividends, if any, between its Common Shares and Preferred Shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares and Preferred Shares. Since the Fund’s current and accumulated earnings and will first be used to pay dividends on the Preferred Shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to Common Shareholders.

Sale, Exchange or Liquidation of Fund Shares

The sale or exchange of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Fund shares treated as a sale or exchange for U.S. federal income tax purposes will be treated as long-term capital gain or loss if the shares have been held for more than twelve months. Otherwise, such gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of the Fund are purchased within thirty days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert long-term capital gain into short-term capital gain or ordinary income, (iii) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely alter the characterization of certain complex financial transactions, and (vi) produce income that will not qualify as good income for purposes of the income requirement that applies to a RIC. The Fund may, but is not required to, make certain tax elections in order to mitigate the effect of these provisions.

If the Fund invests in certain pay-in-kind investments, zero coupon investments, deferred interest investments or, in general, any other investments with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify as a RIC and to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may hold or acquire obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

If the Fund invests in options that qualify as “section 1256 contracts,” Section 1256 of the Code generally requires any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally would be required to “mark to market” (i.e., treat as sold for fair market value) each such outstanding option position at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a section 1256 contract held by the Fund at the end of a taxable year is sold or closed out in a subsequent year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. In addition to most exchange traded index options, section 1256 contracts under the Code include certain other options contracts, certain regulated futures contracts, and certain other financial contracts. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement. It cannot be predicted whether the Fund will invest to any significant extent in section 1256 contracts.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. Under certain circumstances, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.

Investment by the Fund in passive foreign investment companies (“PFICs”) could subject the Fund to U.S. federal income tax (including interest charges) on distributions received from such a company or on the proceeds from the sale of its investment in such a company. A PFIC is any foreign corporation: (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.

Passive income for this purpose does not include rents and royalties received by the foreign corporation from active businesses and certain income received from related persons. The tax on PFIC distributions and the sale of interests in PFICs cannot be eliminated by making distributions to Fund shareholders; however, it can be avoided by making an election to mark such investments to market annually (treating gains as ordinary income) or to treat the PFIC as a “qualified electing fund” (a “QEF election”). In the latter case, the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation.

The Fund may not be able to make a QEF election due to the difficulty of satisfying the requirements of QEF elections. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

The Fund may be subject to foreign withholding or other taxes with respect to income from foreign securities, which could reduce the amount of the Fund’s distributions. Shareholders may be able to claim a credit or deduction for foreign taxes if more than 50% of the Fund’s assets are invested in foreign securities at the end of a fiscal year and the Fund makes an election to pass through to the shareholders their pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to the shareholders than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide the shareholders with the information necessary to claim this deduction or credit on their personal income tax return if the Fund makes this election. It is not anticipated that the Fund will invest in foreign securities to the extent necessary to meet the above 50% threshold to pass through the foreign taxes it pays to shareholders.

A U.S. Real Estate Investment Trust (“REIT”) is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits.

While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC. Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties. Also, the fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon RICs that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income. These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.

Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is generally treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to a RIC under the Code. The Fund’s investment program and the tax treatment of Fund distributions may be affected by the IRS interpretations of the Code and future changes in tax laws and regulations.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is currently 24%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Foreign Shareholders

U.S. taxation of a shareholder who is not a U.S. Common Shareholder (“foreign shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder. If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Fund shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner in a partnership holding Fund shares should consult its tax advisors with respect to the purchase, ownership and disposition of Fund shares.

Income not Effectively Connected

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Distributions which are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are currently exempt from the 30% withholding tax. Interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person and satisfy certain other requirements.

The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends as amounts subject to withholding. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Distributions of capital gain dividends (including any amounts retained by the Fund which are reported as undistributed capital gains) and gains recognized on the sale or other disposition of our common stock will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See “Tax Status-Backup Withholding.”

Amounts reported by the Fund to shareholders as capital gain dividends (a) that are attributable to certain capital gain dividends received from a qualified investment entity (QIE) (generally defined as either (i) a U.S. REIT or (ii) a RIC classified as a “U.S. real property holding corporation” or which would be if the exceptions for holding 5% or less of a class of publicly traded shares or an interest in a domestically controlled QIE did not apply), or (b) that are realized by the Fund on the sale of a “U.S. real property interest” (including gain realized on the sale of shares in a QIE other than one that is domestically controlled), will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) if the Fund by reason of having a REIT strategy is classified as a QIE. If the Fund is so classified, foreign shareholders owning more than 5% of the Fund’s shares may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions to be subject to U.S. withholding tax at the corporate income tax rate, and requiring the filing of a nonresident U.S. income tax return. In addition, if the Fund is classified as a QIE, anti-avoidance rules apply to certain wash sale transactions. Namely, if the Fund is a domestically-controlled QIE and a foreign shareholder disposes of the Fund’s shares prior to the Fund paying a distribution attributable to the disposition of a U.S. real property interest and the foreign shareholder later acquires an identical stock interest in a wash sale transaction, the foreign shareholder may still be required to pay U.S. tax on the Fund’s distribution. Also, the sale of shares of the Fund, if classified as a “U.S. real property holding corporation,” could also be considered a sale of a U.S. real property interest with any resulting gain from such sale being subject to U.S. tax as income “effectively connected with a U.S. trade or business.”

Income Effectively Connected

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders also may be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

FATCA Reporting and Withholding Requirements

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund will be required to withhold 30% on income dividends made by the Fund to shareholders that fail to meet prescribed information reporting or certification requirements. After, December 31, 2018, FATCA withholding also would have applied to certain capital gain dispositions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). In general, no such withholding will be required with respect to a U.S. person or foreign individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9, W-8BEN or W-8BEN-E, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as foreign investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify itself and may be required to provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. A foreign shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different requirements provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Foreign shareholders are encouraged to consult with their tax advisors regarding the possible implications of these requirements on their investment in Fund shares.

Other Tax Considerations

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Common Shares should consult their own tax advisors as to the tax consequences of investing in such Common Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Compliance Service Provider

SS&C / ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, provides a Chief Compliance Officer to the Fund as well as related compliance services pursuant to a consulting agreement between SS&C / ALPS Fund Services, Inc. and the Fund.

Administrator

SS&C / ALPS Fund Services, Inc. (“ALPS”), located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the Fund’s administrator and fund accountant pursuant to a fund services agreement between ALPS and the Fund. For its services as administrator and fund accountant, the Fund pays ALPS the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses. For the fiscal year ended September 30, 2025, the Fund paid ALPS $1,164,952 for administrative and accounting services. For the fiscal year ended September 30, 2024, the Fund paid ALPS $1,325,729 for administrative and accounting services. For the fiscal year ended September 30, 2023, the Fund paid ALPS $1,604,881 for administrative and accounting services.

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”), at PO Box 219445, Kansas City, MO 64121-9445, serves as the Fund’s Transfer Agent. For its services as transfer agent, the Fund pays SS&C GIDS the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses.

Legal Counsel

Certain legal matters in connection with the Securities will be passed upon for the Fund by Stradley Ronon Stevens & Young, LLP, located at 100 Park Avenue, Suite 2000 New York, NY 10017.

Custodian

UMB Bank, N.A (“UMB Bank”), with principal offices at 1010 Grand Boulevard, Kansas City, Missouri 64106, serves as the custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Advisor or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements. Cohen & Company, Ltd. is located at 1835 Market St., Suite 310, Philadelphia, PA 19103.

FINANCIAL STATEMENTS

The audited financial statements, financial highlights and notes thereto and the independent registered public accounting firm’s report thereon appearing in the Fund’s Annual Report  for the fiscal year ended September 30, 2025 are incorporated herein by reference in this SAI. In addition, any reports and other documents subsequently filed with the SEC pursuant to Section 30(b)(2) of the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act prior to the termination of the offering will be incorporated by reference into this SAI and deemed to be part of this SAI from the date of the filing of such reports and documents. The information incorporated by reference is considered to be part of this SAI, and later information that the Fund files with the SEC will automatically update and supersede this information. The information contained in, or that can be accessed through, the Fund’s website is not part of this SAI. Incorporated materials not delivered with the SAI may be obtained, without charge, by calling the Fund toll-free at 1-844-819-8287 or by visiting http://www.bluerockfunds.com.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the Securities of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, DC. The Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Securities offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, DC, and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

APPENDIX A

BLUEROCK FUND ADVISOR, LLC

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policy

Background: Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy: The Advisor will vote proxies on behalf of its individual clients. In order to fulfill its responsibilities under the Advisors Act, the Advisor has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of the Fund(s).

Voting Proxies

1.	All proxies sent to clients that are actually received by the Advisor (to vote on behalf of the client) will be provided to the Operations Unit.

2.	The Operations Unit will generally adhere to the following procedures (subject to limited exception):

(a)	A written record of each proxy received by the Advisor (on behalf of its clients) will be kept in the Advisor’s files;

(b)	The Operations Unit will determine which of the Advisor holds the security to which the proxy relates;

(c)	Prior to voting any proxies, the Operations Unit will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below. If a conflict is identified, the Operations Unit will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

(d)	If no material conflict is identified pursuant to these procedures, the Operations Unit will vote the proxy in accordance with the guidelines set forth below. The Operations Unit will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner

Conflicts of Interest

1.	As stated above, in evaluating how to vote a proxy, the Operations Unit will first determine whether there is a conflict of interest related to the proxy in question between Advisor and its Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether the Advisor (or any affiliate of the Advisor) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Advisor.

2	If a conflict is identified and deemed “material” by the Operations Unit, the Advisor will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

3	With respect to material conflicts, the Advisor will determine whether it is appropriate to disclose the conflict to affected clients give such clients the opportunity to vote the proxies in question themselves. However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Advisor has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Advisor will:

(a)	Give the ERISA client the opportunity to vote the proxies in question themselves; or

(b)	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

Proxy Voting Guidelines

1.	The Advisor, when acting on behalf of the Fund, must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F) and or Rule 12d1-3:

a.	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

i.	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

ii.	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Disclosure of Procedures

A summary of above these proxy voting procedures will be included in Part 2 of the Advisor’s Form ADV and a Fund client’s SAI, as applicable, and will be updated whenever these policies and procedures are updated. Clients will be provided with contact information as to how they can obtain information about:

(a) the Advisor’s proxy voting procedures (i.e., a copy of these procedures); and (b) how the Advisor voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Operations Unit will be responsible for maintaining files relating to the Advisor’s proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Advisor. Records of the following will be included in the files:

1.	Copies of these proxy voting policies and procedures, and any amendments thereto;

2.	A copy of each proxy statement that the Advisor actually received; provided, however, that the Advisor may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

3.	A record of each vote that the Advisor casts;

4.	A copy of any document that the Advisor created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

5.	A copy of each written request for information on how the Advisor voted such client’s proxies and a copy of any written response to any request for information on how the Advisor voted proxies on behalf of clients.

PART C - OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.	Contained in Part A:

Financial Highlights of the Bluerock Private Real Estate Fund (the "Registrant" or the "Fund") for:

•	Fiscal years ended September 30, 2025, 2024, 2023, 2022 and 2021 are incorporated in Part A by reference to the Registrant's September 30, 2025, Annual Report (audited) on Form N-CSR, as filed with the SEC via EDGAR Accession No. 0001398344-25-022118 on December 8, 2025.

Contained in Part B:

•	Financial Statements are incorporated in Part B by reference to Registrant's September 30, 2025 Annual Report (audited) on Form N-CSR as filed with the SEC via EDGAR Accession No. 0001398344-25-022118 on December 8, 2025.

2.	Exhibits

a.	(1)	Registrant's Amended and Restated Agreement and Declaration of Trust dated September 26, 2025 is filed herewith.

	(2)	Amendment No.1 to the Amended and Restated Agreement and Declaration of Trust dated April 29, 2026 is filed herewith.

b.	Registrant's Second Amended and Restated By-Laws dated September 26, 2025 is filed herewith.

c.	Voting Trust Agreements: None.

d.	Instruments Defining Rights of Security Holders.

(1)	See Article III, "Shares" and Article V "Shareholders' Voting Powers and Meetings" of the Registrant's Amended and Restated Agreement and Declaration of Trust. See also, Article II, "Meetings of Shareholders" of the Registrant's Second Amended and Restated By-Laws.

e.	Dividend reinvestment plan: See Part A of this Registration Statement in the section entitled "Dividend Reinvestment Policy."

f.	Rights of subsidiaries long-term debt holders: Not applicable.

g.	Management Agreement (Incorporated by reference to Pre-Effective Amendment No. 1 (1933 Act File No. 333-181848) to the Registrant's Registration Statement on Form N-2, filed on August 23, 2012)

h.	(1)	Distribution Agreement (Incorporated by reference to the Registrant's Post Effective Amendment No. 1 to its Registration Statement on Form N-2 (1933 Act File No. 333-222772), filed on January 28, 2019)

(a)	Amendment to the Distribution Agreement (Incorporated by reference to the Registration Statement on Form N-2 (1933 Act File No. 333-2236114), filed on January 28, 2020)

(2)	Distribution Letter Agreement (Incorporated by reference to the Registrant's Registration Statement on Form N-2 (1933 Act File No. 333-222772), filed on January 29, 2018)

(3)	Wholesale Marketing Agreement (Incorporated by reference to the Registrant's Registration Statement on Form N-2 (1933 Act File No. 333-222772), filed on January 28, 2018)

i.	Bonus, profit sharing, pension and similar arrangements for Fund Trustees and Officers: None.

j.	(1)	Custody Agreement with UMB Bank, N.A. (Incorporated by reference to Post Effective Amendment No. 1 (1933 Act File No. 333-211369) to the Registrant's Registration Statement on Form N-2, filed on January 27, 2017)

k.	(1)	ALPS Administration Bookkeeping and Pricing Service Agreement (Incorporated by reference to the Registrant's Post-Effective Amendment No. 1 to its Registration Statement on Form N-2 (1933 Act File No. 333-222772), filed on January 28, 2019)

(a)	ALPS Administration Bookkeeping and Pricing Service Agreement Amendment No. 2 (Incorporated by reference to the Registrant's Post-Effective Amendment No. 1 to its Registration Statement on Form N-2 (1933 Act File No. 333-252508), filed on January 28, 2022)

(b)	ALPS Administration Bookkeeping and Pricing Service Agreement Amendment No. 3 (Incorporated by reference to the Registrant's Post-Effective Amendment No. 1 to its Registration Statement on Form N-2 (1933 Act File No. 333-252508), filed on January 28, 2022)

(2)	Amended and Restated Expense Limitation Agreement (Incorporated by reference to the Registrant's Post-Effective Amendment to its Registration Statement on Form N-2 (File Nos. 333-252508 and 811-22710) filed on January 28, 2021)

(3)	DST Agency Agreement (Incorporated by reference to the Registrant's Post-Effective Amendment No. 1 to its Registration Statement on Form N-2 (1933 Act File No. 333-222772), filed on January 28, 2019)

(a)	DST Agency Agreement No. 1 (Incorporated by reference to the Registrant's Post-Effective Amendment No. 1 to its Registration Statement on Form N-2 (1933 Act File No. 333-252508), filed on January 28, 2022)

l.	Opinion and Consent of Stradley Ronon Stevens & Young, LLP is filed herewith.

m.	Non-Resident Trustee Consent to Service of Process: Not applicable.

n.	Consent of Cohen & Company, Ltd., an independent registered public accounting firm, is filed herewith.

o.	Omitted Financial Statements: None.

p.	Initial Subscription Agreement (Incorporated by reference to Pre-Effective Amendment No. 1 (1933 Act File No. 333-181848) to the Registrant's Registration Statement on Form N-2, filed on August 23, 2012)

q.	Model Retirement Plan: None.

r.	(1)	Code of Ethics of Bluerock Private Real Estate Fund, formerly, Bluerock Total Income+ Real Estate Fund (Incorporated by reference to the Registrant's Post Effective Amendment to its Registration Statement on Form N-2 (File Nos. 333 252508 and 811-22710) filed on January 28, 2021)

(2)	Code of Ethics for Senior Officers of Bluerock Private Real Estate Fund, formerly, Total Income+ Real Estate Fund (Incorporated by reference to the Registrant's Annual Report on Form N-CSR (File No. 811-22710) filed on December 8, 2025)

(3)	Code of Ethics of Bluerock Asset Management, LLC (Incorporated by reference to the Registrant's Post-Effective Amendment to its Registration Statement on Form N-2 (File Nos. 333-252508 and 811-22710) filed on January 28, 2021)

(4)	Code of Ethics of the Distributor (Incorporated by reference to the Registrant's Post-Effective Amendment No. 1 to its Registration Statement on Form N-2 (1933 Act File No. 333-252508), filed on January 28, 2022)

s.	Calculation of Filing Fees Table is filed herewith.

t.	Power of Attorney is filed herewith.

Item 26. Marketing Arrangements: Not Applicable.

Item 27. Other Expenses of Issuance and Distribution:

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Printing Fees	$10,000
Legal Fees	$100,000
Accounting Fees	$5,000
Total	$115,000

Item 28. Persons Controlled by or Under Common Control with Registrant: None.

Item 29. Number of Holders of Securities as of March 31, 2026:

Title of Class	Number of Record Holders
Preferred Shares	0
Common Shares	2,319

Item 30. Indemnification

Reference is made to Article VIII Section 2 of the Registrant's Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust"), filed as Exhibit (a)(2) hereto, and to Section 8 of the Registrant's Underwriting Agreement, to be filed as Exhibit (h)(1) hereto. The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust and Underwriting Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the "SEC") under the 1940 Act, so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect. The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment advisor of the Registrant, and each member, director, executive officer, or partner of any such investment advisor, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant's prospectus in the section entitled "Management of the Fund." Information as to the members and officers of the Advisor is included in its Form ADV as filed with the SEC (File No. 801- 22710), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

ALPS Fund Services, Inc., the Fund's administrator, maintains certain required accounting related and financial books and records of the Registrant at located at 1290 Broadway, Suite 1000, Denver, CO 80203. The other required books and records are maintained by the Bluerock Fund Advisor, LLC at 919 Third Avenue, 40th Floor, New York, NY 10022.

Item 33. Management Services:

Not Applicable.

Item 34. Undertakings

1. Not Applicable.

2. Not Applicable.

3. The Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended ("Securities Act");

(2)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

(A)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3)	the portion of any advertisement pursuant to Rule 482 [17 CFR 230.482] under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. If applicable:

(a)	for the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

(b)	for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 30th day of April, 2026.

BLUEROCK PRIVATE REAL ESTATE FUND

By:	/s/ Jordan Ruddy
Name:	Jordan Ruddy
Title:	President and Principal Executive Officer

Pursuant to the requirements of the 1933 Act, this amendment to the Registration Statement has been signed below by the following persons in their respective capacities and on the date noted.

Name	Title	Date
Ramin Kamfar*	Trustee	April 30, 2026
S. Sori Farsheed*	Trustee	April 30, 2026
Kamal Jafarnia*	Trustee	April 30, 2026
Ryan MacDonald*	Trustee	April 30, 2026
I. Bobby Majumder*	Trustee	April 30, 2026
Romano Tio*	Trustee	April 30, 2026
/s/ Simon Adamiyatt	Treasurer and Principal Financial Officer	April 30, 2026
Simon Adamiyatt
/s/ Jordan Ruddy	President and Principal Executive Officer	April 30, 2026
Jordan Ruddy

By:	/s/ Jordan Ruddy
Date:	April 30, 2026
Jordan Ruddy
Attorney-in-Fact - Pursuant to Power of Attorney

*	The power of attorney authorizing Jordan Ruddy, among others, to execute this Registration Statement, and Amendments thereto, for the Trustees of the Registrant on whose behalf this Registration Statement is filed, is filed herewith as Exhibit t.

EXHIBIT INDEX

Description	Exhibit Number
Registrant's Amended and Restated Agreement and Declaration of Trust	a(1)
Amendment No.1 to the Amended and Restated Agreement and Declaration of Trust	a(2)
Registrant's Second Amended and Restated By-Laws	b.
Opinion and Consent of Stradley Ronon Stevens & Young, LLP	l(1)
Consent of Cohen & Company, Ltd., an independent registered public accountant	n.
Filing Fee Exhibit	s.
Power of Attorney	t.